(**) = CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS. OMITTED TEXT IS INDICATED BY A "**".

SOLICITATION/CONTRACT/ORDER FOR COMMERCIAL ITEMS
OFFEROR TO COMPLETE BLOCKS 12, 17, 23, 24, & 30 J

1. REQUISITION NUMBER: **SEE BELOW**	PAGE 1 OF			
2. CONTRACT NO. **FA8519-16-D-0003**	3. AWARD/EFFECTIVE DATE 01 July 2016	4. ORDER NUMBER	5. SOLICITATION NUMBER **FA851915R90517**	6. SOLICITATION ISSUE DATE
7. FOR SOLICITATION INFORMATION CALL:	a. NAME **Donna C. Pallini**		b. TELEPHONE NUMBER (No collect calls) **(478) 222 – 1863 ext.**	8. OFFER DUE DATE/ LOCAL TIME

9. ISSUED BY CODE **FA8519**
SUPPORT EQPT-SERVICES, AFLCMC/WNKABA
235 BYRON ST STE 19A
BLDG 300 CML PHN 478 222 1901
ROBINS AFB GA 398-1670
BUYER: Donna C. Pallini/WNKABA
donna.pallini@robins,af.mil
Phone: (478)222 – 1863 Fax: (478) 222 – 1854 No Collect Calls

10. THIS ACQUISITION IS ☐ UNRESTRICTED ☐ SET ASIDE: % FOR:
☐ SMALL BUSINESS ☐ WOMEN-OWNED SMALL BUSINESS
☐ HUBZONE SMALL BUSINESS ☐ WOMEN-OWNED SMALL BUSINESS (WOSB) ELIGIBLE UNDER THE WOMEN-OWNED SMALL BUSINESS PROGRAM
☐ 13A. THIS CONTRACT IS A RATED ORDER UNDER DPAS (15 CFR 700) ☐ EDWOSB ☐ 8 (A)
NAICS CODE: 335999
SIZE STANDARD 500

11. DELIVERY FOR FOB DEST. UNLESS BLOCK IS MARKED ☒ **SEE SCHEDULE**

12. DISCOUNT TERMS **NET 30 DAYS**

☒ 13a. THIS CONTRACT IS A RATED ORDER UNDER DPAS (15 CFR 700)

13b. RATING **DO: A1 52.211-14, 52.211-15**

14. METHOD OF SOLICITATION ☐ RFQ ☐ IFB ☒ RFP

15. DELIVER TO CODE
SEE LINE ITEM SCHEDULE

16. ADMINISTERED BY CODE **S0701A**
DCMA HARTFORD
130 DARLIN ST
860-291-7702
EAST HARTFORD CT 06108-3234
DCMAHARTFORDSENIORLEADERS@DCMA.MIL
SCD:B

17a. CONTRACTOR/OFFEROR CODE **26741** FACILITY CODE
MECHANICAL TECHNOLOGY, INCORPORATED
MTI INSTRUMENTS
325 WASHINGTON AVENUE EXT
ALBANY NY 12205-5582
UNITED STATES
(518) 218-2550
Attn: RICK JONES
Email Address: rjones@mtiinstruments.com

18a. PAYMENT WILL BE MADE BY CODE **HQ0337**
(SEE ESP CLAUSE 2523232*7003.)
DFAS-COLUMBUS CENTER
NORTH ENTITLEMENT OPERATIONS
PO BOX 182266
1-800-756-4571
COLUMBUS OH 43218-2266
EFT:T

☐ 17b. CHECK IF REMITTANCE IS DIFFERENT AND PUT SUCH ADDRESS IN OFFER

☒ 18b. SUBMIT INVOICES TO ADDRESS SHOWN IN BLOCK 18a UNLESS BLOCK BELOW IS CHECKED **SEE ELECTRONIC SUBMISSION OF PAYMENT REQUESTS, CLAUSE 252.232-7003.**

19. ITEM NO.	20. SCHEDULE OF SUPPLIES/SERVICES	21. QUANTITY	22. UNIT	23. UNIT PRICE	24. AMOUNT

ROUTINE

Purchase Requests (BLOCK 1): FD2060-15-70695 and FD2060-15-90517

THIS IS A SOLE SOURCE REQUIREMENT.

OPTIONS I, II, III, AND IV ARE HEREBY AWARDED BUT NOT EXERCISED.

SEE LINE ITEM SCHEDULE
(Attach Additional Sheets as Necessary)

Estimated Basic

25. ACCOUNTING AND APPROPRIATION DATA **SEE FUNDS SCHEDULE**

26. TOTAL AWARD AMOUNT *(For Govt. Use Only)* **$ 1,803,715.00**

☐ 27a. SOLICITATION INCORPORATES BY REFERENCE FAR 52.212-1, 52.212-4. FAR 52.212-3 AND 52.212-5 ARE ATTACHED. ADDENDA ☐ ARE ☐ ARE NOT ATTACHED

☒ 27b. CONTRACT/PURCHASE ORDER INCORPORATES BY REFERENCE FAR 52.212-4. FAR 52.212-5 IS ATTACHED. ADDENDA ☒ ARE ☐ ARE NOT ATTACHED

☒ 28. CONTRACTOR IS REQUIRED TO SIGN THIS DOCUMENT AND RETURN __ COPIES TO ISSUING OFFICE. CONTRACTOR AGREES TO FURNISH AND DELIVER ALL ITEMS SET FORTH OR OTHERWISE IDENTIFIED ABOVE AND ON ANY ADDITIONAL SHEETS SUBJECT TO THE TERMS AND CONDITIONS SPECIFIED HEREIN

☐ 29. AWARD OF CONTRACT: REF.____OFFER DATED .___. YOUR OFFER ON SOLICITATION (BLOCK 5), INCLUDING ANY ADDITIONS OR CHANGES WHICH ARE SET FORTH HEREIN, IS ACCEPTED AS TO ITEMS:

30a. SIGNATURE OF OFFEROR/CONTRACTOR **/S/ Kevin G. Lynch**		31a. UNITED STATES OF AMERICA *(SIGNATURE OF CONTRACTING OFFICER)* **/S/ PALLINI, DONNA C. 1384020433**	
30b. NAME AND TITLE OF SIGNER *(Type or print)* KEVIN G. LYNCH, CEO	30c. DATE SIGNED 01 JUL 2016	31b. NAME OF CONTRACTING OFFICER *(Type or print)* **Donna C. Pallini** donna.pallini@robins.af.mil	31c. DATE SIGNED **01 JUL 16**

AUTHORIZED FOR LOCAL REPRODUCTION PREVIOUS EDITION IS NOT USABLE

Prescribed by GSA - FAR (48 CFR) 53.212

STANDARD FORM 1449 (REV. 2/2012)

19. ITEM NO.	20. SCHEDULE OF SUPPLIES/SERVICES	21. QUANTITY	22. UNIT	23. UNIT PRICE	24. AMOUNT
	SEE LINE ITEM SCHEDULE (Attach Additional Sheets as Necessary)				

32a. QUANTITY IN COLUMN 21 HAS BEEN

☐ RECEIVED ☐ INSPECTED ☐ ACCEPTED, AND CONFORMS TO THE CONTRACT, EXCEPT AS NOTED: ______________________

32b. SIGNATURE OF AUTHORIZED GOVERNMENT REPRESENTATIVE	32c. DATE	32d. PRINTED NAME AND TITLE OF AUTHORIZED GOVERNMENT REPRESENTATIVE

32e. MAILING ADDRESS OF AUTHORIZED GOVERNMENT REPRESENTATIVE	32f. TELPHONE NUMBER OF AUTHORZED GOVERNMENT REPRESENTATIVE
	32g. E-MAIL OF AUTHORIZED GOVERNMENT REPRESENTATIVE

33. SHIP NUMBER	34. VOUCHER NUMBER	35. AMOUNT VERIFIED CORRECT FOR	36. PAYMENT	37. CHECK NUMBER
☐ PARTIAL ☐ FINAL			☐ COMPLETE ☐ PARTIAL ☐ FINAL	
38. S/R ACCOUNT NO.	39. S/R VOUCHER NUMBER	40. PAID BY		

41a. I CERTIFY THIS ACCOUNT IS CORRECT AND PROPER FOR PAYMENT		42a. RECEIVED BY (Print)	
41b. SIGNATURE AND TITLE OF CERTIFYING OFFICER	41c. DATE	42b. RECEIVED AT (Location)	
		42c. DATE REC'D (YY/MM/DD)	42d. TOTAL CONTAINERS

STANDARD FORM 1449 (REV. 2/2012) BACK
COMPUTER GENERATED 6/23/2016, 10:12 AM

Indefinite Delivery Contract FA8519-16-D-0003

SUPPLIES OR SERVICES AND PRICES/COSTS

Notes Specific to All Contract Periods of Contract:

  This contract establishs a Requirements Type contract with a Basic and Four Option Periods for the Repair and Production of the PBS 4100 unit (Portable Balancing System).

  Each option may be exercised on or before the last day of the previous basic contract period or option period.    An option is considered to have been exercised at the time the Government provides the unilaterally executed contract modification to the contractor via email.

  See "Delivery Requirements" Clause.

  The Best Estimated Quantities (BEQs) are not a representation to an offeror or contractor that the estimated quantity will be required or ordered, or that conditions affecting requirements will be stable or normal. Additionally, failure of the Government to furnish such items in the amounts or quantities described in the Schedule as “estimated” will not entitle the contractor to any equitable adjustment in price under the Government Property clause of the contract.

The period of performance for the basic contract period shall be effective at time of contract award through 365 days.

New Production - PBS4100+

Item No.
0001
Firm Fixed Price
	Best	U/I	Unit Price			Estimated Total Price
Estimated
Qty
	13	EA	$**			$**

NSN: 6635-01-630-9391 KV
Balancing Machine
	Manufacturer			Part Number
	26741			**
	Associated Document(s)			Line Item(s)
	FD20601570695			0001

Limitations of Liability: Other Than High Value Item

Inspection: Origin
Acceptance: Origin
Quality Assurance: Commercial Item Inspection
	Class I ODS Substance			Application/Use		Quantity
	None			None		None
	Type / Ship To			PACRN	Mark For
	A TBD			PAA
	Type / Ship To		Quantity (U/I)	*ARO Contract	_	Req No / Pri
Required
Delivery
	A TBD		13 EA	*90 Calendar Days

Indefinite Delivery Contract FA8519-16-D-0003

New Production

Item No.
0002
Firm Fixed Price
	Best	U/I	Unit Price			Estimated Total Price
Estimated
Qty
	1	EA	$**			$**

NSN: 4920-01-624-5966 KV
Test Set Subassembly
	Manufacturer			Part Number
	26741			**
	Associated Document(s)			Line Item(s)
	FD20601570695			0002

Limitations of Liability: Other Than High Value Item

Inspection: Origin
Acceptance: Origin
	Inspection/Acceptance Report:			Receiving Report Required
Quality Assurance: Standard Inspection
IUID Required: No
	Type / Ship To			PACRN	Mark For
	A TBD			PAA
	Type / Ship To		Quantity (U/I)	*ARO Contract	_	Req No / Pri
Required
Delivery
	A TBD		1 EA	*90 Calendar Days

PBS-4100D+

Item No.
0003
Firm Fixed Price
	Best	U/I Unit Price			Estimated Total Price
Estimated
Qty
	5	EA $**			$**

NSN: 6635-01-630-9391 KV
Balancing Machine
	Associated Document(s)		Line Item(s)
	FD20601590517		0001

Limitations of Liability: Other Than High Value Item

Inspection: Origin
Acceptance: Origin
	Inspection/Acceptance Report:		Receiving Report Required
Quality Assurance: Contractor Responsibility for Inspection
	Type / Ship To		PACRN	Mark For
	A TBD		PAA

Indefinite Delivery Contract FA8519-16-D-0003

PBS-4100D+

	Type / Ship To	Quantity (U/I)	*ARO Funded	_	Req No / Pri
Order or Reparable
Assets, Whichever
is Later
Required
Delivery
	A TBD	5 EA	*60 Calendar Days

Indefinite Delivery Contract FA8519-16-D-0003
PBS-4100+

Item No.
0004
Firm Fixed Price
	Best	U/I	Unit Price			Estimated Total Price
Estimated
Qty
	15	EA	$**			$**

NSN: 6635-01-630-9391 KV
Balancing Machine
NSN IN: 6635-01-563-5989KV
	NSN OUT:	6635-01-630-9391KV
	Associated Document(s)			Line Item(s)
	FD20601590517			0002

Limitations of Liability: Other Than High Value Item

Inspection: Origin
Acceptance: Origin
	Inspection/Acceptance Report:			Receiving Report Required
Quality Assurance: Contractor Responsibility for Inspection
	Type / Ship To			PACRN	Mark For
	A TBD			PAA
	Type / Ship To		Quantity (U/I)	*ARO Funded	_	Req No / Pri
Order or Reparable
Assets, Whichever
is Later
Required
Delivery
	A TBD		15 EA	*60 Calendar Days

PBS-4100R+

Item No.
0005
Firm Fixed Price
	Best	U/I	Unit Price			Estimated Total Price
Estimated
Qty
	1	EA	$**			$**

NSN: 4920-01-624-5966
	Associated Document(s)			Line Item(s)
	FD20601590517			0003

Indefinite Delivery Contract FA8519-16-D-0003

PBS-4100R+

Limitations of Liability: Other Than High Value Item

Inspection: Origin
Acceptance: Origin
	Inspection/Acceptance Report:			Receiving Report Required
Quality Assurance: Standard Inspection
Trade Agreement Act
	Type / Ship To			PACRN	Mark For
	A TBD			PAA
	Type / Ship To		Quantity (U/I)	*ARO Funded	_	Req No / Pri
Order or Reparable
Assets, Whichever
is Later
Required
Delivery
	A TBD		1 EA	*60 Calendar Days

KC-135 Kit

Item No.
0006
Firm Fixed Price
	Best	U/I	Unit Price			Estimated Total Price
Estimated
Qty
	5	EA	$**			$**

NSN: 6625-01-395-8180 KV
Electrical Assembly Kit
	Manufacturer			Part Number
	26741			**
	Associated Document(s)			Line Item(s)
	FD20601590517			0004

Limitations of Liability: Other Than High Value Item

Inspection: Origin
Acceptance: Origin
	Inspection/Acceptance Report:			Receiving Report Required
Quality Assurance: Standard Inspection
	Type / Ship To			PACRN	Mark For
	A TBD			PAA
	Type / Ship To		Quantity (U/I)	*ARO Funded	_	Req No / Pri
Order or Reparable
Assets, Whichever
is Later
Required
Delivery
	A TBD		5 EA	*60 Calendar Days

B-1 Kit

Item No.
0007

Indefinite Delivery Contract FA8519-16-D-0003

B-1 Kit

Firm Fixed Price
	Best	U/I	Unit Price			Estimated Total Price
Estimated
Qty
	1	EA	$**			$**

NSN: 6625-01-502-6787 KV
	Manufacturer			Part Number
	26741			INPUT: **;
OUTPUT: **
	Associated Document(s)			Line Item(s)
	FD20601590517			0005

Limitations of Liability: Other Than High Value Item

Inspection: Origin
Acceptance: Origin
	Inspection/Acceptance Report:			Receiving Report Required
Quality Assurance: Standard Inspection
	Type / Ship To			PACRN	Mark For
	A TBD			PAA
	Type / Ship To		Quantity (U/I)	*ARO Funded	_	Req No / Pri
Order or Reparable
Assets, Whichever
is Later
Required
Delivery
	A TBD		1 EA	*60 Calendar Days

A-10 Kit

Item No.
0008
Firm Fixed Price
	Best	U/I	Unit Price			Estimated Total Price
Estimated
Qty
	3	EA	$**			$**

NSN: 6625-01-431-7920 KV
BALANCING SYSTEM
	Manufacturer			Part Number
	26741			**
	Associated Document(s)			Line Item(s)
	FD20601590517			0006

Limitations of Liability: Other Than High Value Item

Inspection: Origin
Acceptance: Origin
	Inspection/Acceptance Report:			Receiving Report Required
Quality Assurance: Standard Inspection
	Type / Ship To			PACRN	Mark For
	A TBD			PAA

Indefinite Delivery Contract FA8519-16-D-0003

A-10 Kit

	Type / Ship To		Quantity (U/I)	*ARO Funded	_	Req No / Pri
Order or Reparable
Assets, Whichever
is Later
Required
Delivery
	A TBD		3 EA	*60 Calendar Days

C-5 Kit

Item No.
0009
Firm Fixed Price
	Best	U/I	Unit Price			Estimated Total Price
Estimated
Qty
	1	EA	$**			$**

NSN: 6625-01-563-6437 KV
	Manufacturer			Part Number
	26741			**
	Associated Document(s)			Line Item(s)
	FD20601590517			0007

Limitations of Liability: Other Than High Value Item

Inspection: Origin
Acceptance: Origin
	Inspection/Acceptance Report:			Receiving Report Required
Quality Assurance: Standard Inspection
	Type / Ship To			PACRN	Mark For
	A TBD			PAA
	Type / Ship To		Quantity (U/I)	*ARO Funded	_	Req No / Pri
Order or Reparable
Assets, Whichever
is Later
Required
Delivery
	A TBD		1 EA	*60 Calendar Days

E-4 Kit

Item No.
0010
Firm Fixed Price
	Best	U/I	Unit Price			Estimated Total Price
Estimated
Qty
	1	EA	$**			$**

NSN: ####-01-502-5175 KV
	Manufacturer			Part Number
	26741			INPUT: **;
OUTPUT:
	Associated Document(s)			Line Item(s)

Indefinite Delivery Contract FA8519-16-D-0003

E-4 Kit

	FD20601590517			0008

Limitations of Liability: Other Than High Value Item

Inspection: Origin
Acceptance: Origin
	Inspection/Acceptance Report:			Receiving Report Required
Quality Assurance: Standard Inspection
	Type / Ship To			PACRN	Mark For
	A TBD			PAA
	Type / Ship To		Quantity (U/I)	*ARO Funded	_	Req No / Pri
Order or Reparable
Assets, Whichever
is Later
Required
Delivery
	A TBD		1 EA	*60 Calendar Days

U-2 Kit

Item No.
0011
Firm Fixed Price
	Best	U/I	Unit Price			Estimated Total Price
Estimated
Qty
	1	EA	$**			$**

NSN: 6625-01-502-5177 KV
	Manufacturer			Part Number
	26741			INPUT: **;
OUTPUT:
	Associated Document(s)			Line Item(s)
	FD20601590517			0009

Limitations of Liability: Other Than High Value Item

Inspection: Origin
Acceptance: Origin
	Inspection/Acceptance Report:			Receiving Report Required
Quality Assurance: Standard Inspection
	Type / Ship To			PACRN	Mark For
	A TBD			PAA
	Type / Ship To		Quantity (U/I)	*ARO Funded	_	Req No / Pri
Order or Reparable
Assets, Whichever
is Later
Required
Delivery
	A TBD		1 EA	*60 Calendar Days

C-17 / F-117 Kit

Item No.
0012

Indefinite Delivery Contract FA8519-16-D-0003

C-17 / F-117 Kit

Firm Fixed Price
	Best	U/I	Unit Price			Estimated Total Price
Estimated
Qty
	2	EA	$**			$**

NSN: 6625-01-481-5997 BE
Accessory Kit
	Manufacturer			Part Number
	26741			**
	Associated Document(s)			Line Item(s)
	FD20601590517			0010

Limitations of Liability: Other Than High Value Item

Inspection: Origin
Acceptance: Origin
	Inspection/Acceptance Report:			Receiving Report Required
Quality Assurance: Standard Inspection
	Type / Ship To			PACRN	Mark For
	A TBD			PAA
	Type / Ship To		Quantity (U/I)	*ARO Funded	_	Req No / Pri
Order or Reparable
Assets, Whichever
is Later
Required
Delivery
	A TBD		2 EA	*60 Calendar Days

B-2 Kit

Item No.
0013
Firm Fixed Price
	Best	U/I	Unit Price			Estimated Total Price
Estimated
Qty
	1	EA	$**			$**

NSN: 6625-01-502-5176 KV
	Manufacturer			Part Number
	26741			OUTPUT:
**
	Associated Document(s)			Line Item(s)
	FD20601590517			0011

Limitations of Liability: Other Than High Value Item

Inspection: Origin
Acceptance: Origin
	Inspection/Acceptance Report:			Receiving Report Required
Quality Assurance: Contractor Responsibility for Inspection
	Type / Ship To			PACRN	Mark For
	A TBD			PAA

Indefinite Delivery Contract FA8519-16-D-0003

B-2 Kit

	Type / Ship To		Quantity (U/I)	*ARO Funded	_	Req No / Pri
Order or Reparable
Assets, Whichever
is Later
Required
Delivery
	A TBD		1 EA	*60 Calendar Days

B-52 Kit

Item No.
0014
Firm Fixed Price
	Best	U/I	Unit Price			Estimated Total Price
Estimated
Qty
	3	EA	$**			$**

NSN: 6625-01-628-1987 KV
Amplifier, Accelerom
	Associated Document(s)			Line Item(s)
	FD20601590517			0012

Limitations of Liability: Other Than High Value Item

Inspection: Origin
Acceptance: Origin
Inspection/Acceptance Report: Receiving Report Required
Quality Assurance: Contractor Responsibility for Inspection
Physical Item Markings:
	Type / Ship To			PACRN	Mark For
	A TBD			PAA
	Type / Ship To		Quantity (U/I)	*ARO Funded	_	Req No / Pri
Order or Reparable
Assets, Whichever
is Later
Required
Delivery
	A TBD		3 EA	*60 Calendar Days

Charge Amp

Item No.
0015
Firm Fixed Price
	Best	U/I	Unit Price			Estimated Total Price
Estimated
Qty
	1	EA	$**			$**

NSN: 5996-01-431-4624 KV
Amplifier, Accelerom
	Manufacturer			Part Number
	26741			INPUT: , OUTPUT:
**

Indefinite Delivery Contract FA8519-16-D-0003

Charge Amp

	Associated Document(s)			Line Item(s)
	FD20601590517			0013

Limitations of Liability: Other Than High Value Item

Inspection: Origin
Acceptance: Origin
	Inspection/Acceptance Report:			Receiving Report Required
Quality Assurance: Standard Inspection
IUID Required: No
	Type / Ship To			PACRN	Mark For
	A TBD			PAA
	Type / Ship To		Quantity (U/I)	*ARO Funded	_	Req No / Pri
Order or Reparable
Assets, Whichever
is Later
Required
Delivery
	A TBD		1 EA	*60 Calendar Days

Charge Amp

Item No.
0016
Firm Fixed Price
	Best	U/I	Unit Price			Estimated Total Price
Estimated
Qty
	5	EA	$**			$**

NSN: 5996-01-431-2547 KV
BALANCING SYSTEM
PN: INPUT:**;OUTPUT**
	Manufacturer			Part Number
	26741			PN:
INPUT:**;
OUTPUT**
	Associated Document(s)			Line Item(s)
	FD20601590517			0014

Limitations of Liability: Other Than High Value Item

Inspection: Origin
Acceptance: Origin
	Inspection/Acceptance Report:			Receiving Report Required
Quality Assurance: Standard Inspection
Buy American Act/Balance of Payments Program
	Type / Ship To			PACRN	Mark For
	A TBD			PAA
	Type / Ship To		Quantity (U/I)	*ARO Funded	_	Req No / Pri
Order or Reparable
Assets, Whichever
is Later
Required
Delivery
	A TBD		5 EA	*60 Calendar Days

Indefinite Delivery Contract FA8519-16-D-0003

Calibration

Item No.
0017
Firm Fixed Price
	Best	U/I	Unit Price			Total Estimated Cost
Estimated
Qty
	1	EA	$**			$**

Calibration
	Associated Document(s)			Line Item(s)
	FD20601590517			0015

Limitations of Liability: Other Than High Value Item

Inspection: Origin
Acceptance: Origin
	Inspection/Acceptance Report:			Receiving Report Required
Quality Assurance: Commercial Item Inspection
	Class I ODS Substance			Application/Use		Quantity
NONE
	Type / Ship To			PACRN	Mark For
	A TBD			PAA
	Type / Ship To		Quantity (U/I)	*ARO Funded	_	Req No / Pri
Order or Reparable
Assets, Whichever
is Later
Required
Delivery
	A TBD		1 EA	*60 Calendar Days

DATA

Item No.
0018

CDRLs A001 - A008
IAW Attached DD1423s
	Associated Document(s)			Line Item(s)
	FD20601590517			0016

Limitations of Liability: Other Than High Value Item

Inspection: Destination
Acceptance: Destination
	Inspection/Acceptance Report:			Wide Area Workflow
Quality Assurance: IAW DD1423s

A001 - Commercial Asset Visibility AF (CAV AF) End Item Reporting
Item No.
0018AA
Firm Fixed Price

Indefinite Delivery Contract FA8519-16-D-0003

A001 - Commercial Asset Visibility AF (CAV AF) End Item Reporting
	Quantity	U/I	Unit Price	Amount
	1	LO	Not Separately Priced	Not Separately Priced

CDRL A001
Commercial Asset Visibility AF (CAV AF) End Item Reporting
DI-MGMT-81634B
Exhibit: A

A002 - Contractor's Standard Operating Procedures (SOPs)
Item No.
0018AB
Firm Fixed Price
	Quantity	U/I	Unit Price	Amount
	1	LO	Not Separately Priced	Not Separately Priced

CDRL A002
Contractor's Standard Operating Procedures (SOPs)
DI-MGMT-81580
Exhibit: A

A003 - Technical Report - Study Services
Item No.
0018AC
Firm Fixed Price
	Quantity	U/I	Unit Price	Amount
	1	LO	Not Separately Priced	Not Separately Priced

CDRL A003
Technical Report - Study Services
DI-MGMT-80508B
Exhibit: A

A004 - Monthly Status Report
Item No.
0018AD
Firm Fixed Price
	Quantity	U/I	Unit Price	Amount
	1	LO	Not Separately Priced	Not Separately Priced

CDRL A004
Monthly Status Report
DI-MGMT-80368A
Exhibit: A

A005 - Safe Alerts
Item No.
0018AE
Firm Fixed Price
	Quantity	U/I	Unit Price	Amount
	1	LO	Not Separately Priced	Not Separately Priced

Indefinite Delivery Contract FA8519-16-D-0003

A005 - Safe Alerts
CDRL A005
Safe Alerts
DI-QCIC-80125B
Exhibit: A

A006 - GIDEP Response
Item No.
0018AF
Firm Fixed Price
	Quantity	U/I	Unit Price	Amount
	1	LO	Not Separately Priced	Not Separately Priced

CDRL A006
GIDEP Response
DI-QCIC-80126B
Exhibit: A

A007 - GIDEP
Item No.
0018AG
Firm Fixed Price
	Quantity	U/I	Unit Price	Amount
	1	LO	Not Separately Priced	Not Separately Priced

CDRL A007
GIDEP
DI-QCIC-80127A
Exhibit: A

A008 - Software Product Specification
Item No.
0018AH
Firm Fixed Price
	Quantity	U/I	Unit Price	Amount
	1	LO	Not Separately Priced	Not Separately Priced

CDRL A008
Software Product Specification
DI-IPSC-81441A
Exhibit: A

Beyond Economical Repair

Item No.
0019
Firm Fixed Price
	Best	U/I	Unit Price	Estimated Total Price
Estimated
Qty
	1	LO	Not Separately Priced	Not Separately Priced

Beyond Economical Repair

		Indefinite Delivery Contract FA8519-16-D-0003

Associated Document(s)	Line Item(s)
FD20601570695	0017

Option I may be exercised at any time, from time to time, within 365 days after effective date of basic contract. Multiple option periods may be exercised simultaneously.   An option is determined to have been exercised when transmitted electronically by fax or email.

OPTION I - New Production PBS4100+

Item No.
1001
Firm Fixed Price
	Best	U/I	Unit Price			Estimated Total Price
Estimated
Qty
	10	EA	$**			$**

NSN: 6635-01-630-9391 KV
Balancing Machine
	Manufacturer			Part Number
	26741			**

Limitations of Liability: Other Than High Value Item

Inspection: Origin
Acceptance: Origin
	Inspection/Acceptance Report:			Receiving Report Required
Quality Assurance: Commercial Item Inspection
Trade Agreement Act
	Class I ODS Substance			Application/Use		Quantity
	None			None		None
	Type / Ship To			PACRN	Mark For
	A TBD			PAA
	Type / Ship To		Quantity (U/I)	*ARO Contract	_	Req No / Pri
Required
Delivery
	A TBD		10 EA	*90 Calendar Days

New Production

Item No.
1002
Firm Fixed Price
	Best	U/I	Unit Price			Estimated Total Price
Estimated
Qty

Indefinite Delivery Contract FA8519-16-D-0003

New Production

	5	EA	$**			$**

NSN: 4920-01-624-5966 KV
Test Set Subassembly
	Manufacturer			Part Number
	26741			**

Limitations of Liability: Other Than High Value Item

Inspection: Origin
Acceptance: Origin
	Inspection/Acceptance Report:			Receiving Report Required
Quality Assurance: Standard Inspection
IUID Required: No
	Type / Ship To			PACRN	Mark For
	A TBD			PAA
	Type / Ship To		Quantity (U/I)	*ARO Contract	_	Req No / Pri
Required
Delivery
	A TBD		5 EA	*90 Calendar Days

PBS-4100D+

Item No.
1003
Firm Fixed Price
	Best	U/I	Unit Price			Estimated Total Price
Estimated
Qty
	5	EA	$**			$**

NSN: 6635-01-630-9391 KV
Balancing Machine

Limitations of Liability: Other Than High Value Item

Inspection: Origin
Acceptance: Origin
Inspection/Acceptance Report: Receiving Report Required
Quality Assurance: Contractor Responsibility for Inspection
IUID Required: Yes
Physical Item Markings:
	Type / Ship To			PACRN	Mark For
	A TBD			PAA
	Type / Ship To		Quantity (U/I)	*ARO Funded	_	Req No / Pri
Order or Reparable
Assets, Whichever
is Later
Required
Delivery
	A TBD		5 EA	*60 Calendar Days

Indefinite Delivery Contract FA8519-16-D-0003

PBS-4100+

Item No.
1004
Firm Fixed Price
	Best	U/I	Unit Price			Estimated Total Price
Estimated
Qty
	10	EA	$**			$**

NSN: 6635-01-630-9391 KV
Balancing Machine
NSN IN: 6635-01-563-5989KV
	NSN OUT:	6635-01-630-9391KV

Limitations of Liability: Other Than High Value Item

Inspection: Origin
Acceptance: Origin
Inspection/Acceptance Report: Receiving Report Required
Quality Assurance: Contractor Responsibility for Inspection
IUID Required: No
	Type / Ship To			PACRN	Mark For
	A TBD			PAA
	Type / Ship To		Quantity (U/I)	*ARO Funded	_	Req No / Pri
Order or Reparable
Assets, Whichever
is Later
Required
Delivery
	A TBD		10 EA	*60 Calendar Days

PBS-4100R+

Item No.
1005
Firm Fixed Price
	Best	U/I	Unit Price			Estimated Total Price
Estimated
Qty
	1	EA	$**			$**

NSN: 4920-01-624-5966

Limitations of Liability: Other Than High Value Item

Inspection: Origin
Acceptance: Origin
	Inspection/Acceptance Report:			Receiving Report Required
Quality Assurance: Standard Inspection
Trade Agreement Act
	Type / Ship To			PACRN	Mark For
	A TBD			PAA
	Type / Ship To		Quantity (U/I)	*ARO Funded	_	Req No / Pri
Order or Reparable
Assets, Whichever
is Later
Required
Delivery

Indefinite Delivery Contract FA8519-16-D-0003

PBS-4100R+

	A TBD		1 EA	*60 Calendar Days

KC-135 Kit

Item No.
1006
Firm Fixed Price
	Best	U/I	Unit Price			Total Estimated Cost
Estimated
Qty
	5	EA	$**			$**

NSN: 6625-01-395-8180 KV
Electrical Assembly Kit
	Manufacturer			Part Number
	26741			**

Limitations of Liability: Other Than High Value Item

Inspection: Origin
Acceptance: Origin
	Inspection/Acceptance Report:			Receiving Report Required
Quality Assurance: Standard Inspection
	Type / Ship To			PACRN	Mark For
	A TBD			PAA
	Type / Ship To		Quantity (U/I)	*ARO Funded	_	Req No / Pri
Order or Reparable
Assets, Whichever
is Later
Required
Delivery
	A TBD		5 EA	*60 Calendar Days

B-1 Kit

Item No.
1007
Firm Fixed Price
	Best	U/I	Unit Price			Estimated Total Price
Estimated
Qty
	1	EA	$**			$**

NSN: 6625-01-502-6787 KV
	Manufacturer			Part Number
	26741			INPUT: **;
OUTPUT: **

Limitations of Liability: Other Than High Value Item

Inspection: Origin
Acceptance: Origin
	Inspection/Acceptance Report:			Receiving Report Required
Quality Assurance: Standard Inspection
	Type / Ship To			PACRN	Mark For

Indefinite Delivery Contract FA8519-16-D-0003

B-1 Kit

	A TBD			PAA
	Type / Ship To		Quantity (U/I)	*ARO Funded	_	Req No / Pri
Order or Reparable
Assets, Whichever
is Later
Required
Delivery
	A TBD		1 EA	*60 Calendar Days

A-10 Kit

Item No.
1008
Firm Fixed Price
	Best	U/I	Unit Price			Estimated Total Price
Estimated
Qty
	3	EA	$**			$**

NSN: 6625-01-431-7920 KV
BALANCING SYSTEM
	Manufacturer			Part Number
	26741			**

Limitations of Liability: Other Than High Value Item

Inspection: Origin
Acceptance: Origin
	Inspection/Acceptance Report:			Receiving Report Required
Quality Assurance: Standard Inspection
	Type / Ship To			PACRN	Mark For
	A TBD			PAA
	Type / Ship To		Quantity (U/I)	*ARO Funded	_	Req No / Pri
Order or Reparable
Assets, Whichever
is Later
Required
Delivery
	A TBD		3 EA	*60 Calendar Days

C-5 Kit

Item No.
1009
Firm Fixed Price
	Best	U/I	Unit Price			Estimated Total Price
Estimated
Qty
	1	EA	$**			$**

NSN: 6625-01-563-6437 KV
	Manufacturer			Part Number
	26741			**

Limitations of Liability: Other Than High Value Item

Indefinite Delivery Contract FA8519-16-D-0003

C-5 Kit

Inspection: Origin
Acceptance: Origin
	Inspection/Acceptance Report:			Receiving Report Required
Quality Assurance: Standard Inspection
	Type / Ship To			PACRN	Mark For
	A TBD			PAA
	Type / Ship To		Quantity (U/I)	*ARO Funded	_	Req No / Pri
Order or Reparable
Assets, Whichever
is Later
Required
Delivery
	A TBD		1 EA	*60 Calendar Days

E-4 Kit

Item No.
1010
Firm Fixed Price
	Best	U/I	Unit Price			Estimated Total Price
Estimated
Qty
	1	EA	$**			$**

NSN: 6625-01-502-5175 KV
	Manufacturer			Part Number
	26741			INPUT: **;
OUTPUT:

Limitations of Liability: Other Than High Value Item

Inspection: Origin
Acceptance: Origin
	Inspection/Acceptance Report:			Receiving Report Required
Quality Assurance: Standard Inspection
	Type / Ship To			PACRN	Mark For
	A TBD			PAA
	Type / Ship To		Quantity (U/I)	*ARO Funded	_	Req No / Pri
Order or Reparable
Assets, Whichever
is Later
Required
Delivery
	A TBD		1 EA	*60 Calendar Days

U-2 Kit

Item No.
1011
Firm Fixed Price
	Best	U/I	Unit Price			Estimated Total Price
Estimated
Qty

Indefinite Delivery Contract FA8519-16-D-0003

U-2 Kit

	1	EA	$**			$**

NSN: 6625-01-502-5177 KV
	Manufacturer			Part Number
	26741			INPUT: **;
OUTPUT:

Limitations of Liability: Other Than High Value Item

Inspection: Origin
Acceptance: Origin
	Inspection/Acceptance Report:			Receiving Report Required
Quality Assurance: Standard Inspection
	Type / Ship To			PACRN	Mark For
	A TBD			PAA
	Type / Ship To		Quantity (U/I)	*ARO Funded	_	Req No / Pri
Order or Reparable
Assets, Whichever
is Later
Required
Delivery
	A TBD		1 EA	*60 Calendar Days

C-17 / F-117 Kit

Item No.
1012
Firm Fixed Price
	Best	U/I	Unit Price			Estimated Total Price
Estimated
Qty
	2	EA	$**			$**

NSN: 6625-01-481-5997 BE
Accessory Kit
	Manufacturer			Part Number
	26741			**

Limitations of Liability: Other Than High Value Item

Inspection: Origin
Acceptance: Origin
	Inspection/Acceptance Report:			Receiving Report Required
Quality Assurance: Standard Inspection
	Type / Ship To			PACRN	Mark For
	A TBD			PAA
	Type / Ship To		Quantity (U/I)	*ARO Funded	_	Req No / Pri
Order or Reparable
Assets, Whichever
is Later
Required
Delivery
	A TBD		2 EA	*60 Calendar Days

Indefinite Delivery Contract FA8519-16-D-0003

B-2 Kit

Item No.
1013
Firm Fixed Price
	Best	U/I	Unit Price			Estimated Total Price
Estimated
Qty
	1	EA	$**			$**

NSN: 6625-01-502-5176 KV
	Manufacturer			Part Number
	26741			OUTPUT:
**

Limitations of Liability: Other Than High Value Item

Inspection: Origin
Acceptance: Origin
	Inspection/Acceptance Report:			Receiving Report Required
Quality Assurance: Contractor Responsibility for Inspection
	Type / Ship To			PACRN	Mark For
	A TBD			PAA
	Type / Ship To		Quantity (U/I)	*ARO Funded	_	Req No / Pri
Order or Reparable
Assets, Whichever
is Later
Required
Delivery
	A TBD		1 EA	*60 Calendar Days

B-52 Kit

Item No.
1014
Firm Fixed Price
	Best	U/I	Unit Price			Estimated Total Price
Estimated
Qty
	3	EA	$**			$**

NSN: 6625-01-628-1987 KV
Amplifier, Accelerom

Limitations of Liability: Other Than High Value Item

Inspection: Origin
Acceptance: Origin
Inspection/Acceptance Report: Receiving Report Required
Quality Assurance: Contractor Responsibility for Inspection
IUID Required: No
	Type / Ship To			PACRN	Mark For
	A TBD			PAA
	Type / Ship To		Quantity (U/I)	*ARO Funded	_	Req No / Pri
Order or Reparable
Assets, Whichever
is Later
Required
Delivery

Indefinite Delivery Contract FA8519-16-D-0003

B-52 Kit

	A TBD		3 EA	*60 Calendar Days

Charge Amp

Item No.
1015
Firm Fixed Price
	Best	U/I	Unit Price			Estimated Total Price
Estimated
Qty
	1	EA	$**			$**

NSN: 5996-01-431-4624 KV
Amplifier, Accelerom
	Manufacturer			Part Number
	26741			INPUT: , OUTPUT:
**

Limitations of Liability: Other Than High Value Item

Inspection: Origin
Acceptance: Origin
	Inspection/Acceptance Report:			Receiving Report Required
Quality Assurance: Standard Inspection
IUID Required: No
	Type / Ship To			PACRN	Mark For
	A TBD			PAA
	Type / Ship To		Quantity (U/I)	*ARO Funded	_	Req No / Pri
Order or Reparable
Assets, Whichever
is Later
Required
Delivery
	A TBD		1 EA	*60 Calendar Days

Charge Amp

Item No.
1016
Firm Fixed Price
	Best	U/I	Unit Price			Estimated Total Price
Estimated
Qty
	5	EA	$**			$**

NSN: 5996-01-431-2547 KV
BALANCING SYSTEM
PN: INPUT:**;OUTPUT**
	Manufacturer			Part Number
	26741			PN:
INPUT:**;
OUTPUT**

Limitations of Liability: Other Than High Value Item

Indefinite Delivery Contract FA8519-16-D-0003

Charge Amp

Inspection: Origin
Acceptance: Origin
	Inspection/Acceptance Report:			Receiving Report Required
Quality Assurance: Standard Inspection
Buy American Act/Balance of Payments Program
	Type / Ship To			PACRN	Mark For
	A TBD			PAA
	Type / Ship To		Quantity (U/I)	*ARO Funded	_	Req No / Pri
Order or Reparable
Assets, Whichever
is Later
Required
Delivery
	A TBD		5 EA	*60 Calendar Days

Calibration

Item No.
1017
Firm Fixed Price
	Best	U/I	Unit Price			Estimated Total Price
Estimated
Qty
	1	EA	$**			$**

Calibration

Limitations of Liability: Other Than High Value Item

Inspection: Origin
Acceptance: Origin
	Inspection/Acceptance Report:			Receiving Report Required
Quality Assurance: Commercial Item Inspection
	Class I ODS Substance			Application/Use		Quantity
NONE
	Type / Ship To			PACRN	Mark For
	A TBD			PAA
	Type / Ship To		Quantity (U/I)	*ARO Funded	_	Req No / Pri
Order or Reparable
Assets, Whichever
is Later
Required
Delivery
	A TBD		1 EA	*60 Calendar Days

DATA

Item No.
1018

CDRLs A001 - A008

Indefinite Delivery Contract FA8519-16-D-0003

DATA

IAW Attached DD1423s

Limitations of Liability: Other Than High Value Item

Inspection: Destination
Acceptance: Destination
Inspection/Acceptance Report: Wide Area Workflow
Quality Assurance: IAW DD1423s

A001 - Commercial Asset Visibility AF (CAV AF) End Item Reporting
Item No.
1018AA
Firm Fixed Price
	Quantity	U/I	Unit Price	Amount
	1	LO	Not Separately Priced	Not Separately Priced

CDRL A001
Commercial Asset Visibility AF (CAV AF) End Item Reporting
DI-MGMT-81634B
Exhibit: A

A002 - Contractor's Standard Operating Procedures (SOPs)
Item No.
1018AB
Firm Fixed Price
	Quantity	U/I	Unit Price	Amount
	1	LO	Not Separately Priced	Not Separately Priced

CDRL A002
Contractor's Standard Operating Procedures (SOPs)
DI-MGMT-81580
Exhibit: A

A003 - Technical Report - Study Services
Item No.
1018AC
Firm Fixed Price
	Quantity	U/I	Unit Price	Amount
	1	LO	Not Separately Priced	Not Separately Priced

CDRL A003
Technical Report - Study Services
DI-MGMT-80508B
Exhibit: A

A004 - Monthly Status Report
Item No.
1018AD
Firm Fixed Price
	Quantity	U/I	Unit Price	Amount

Indefinite Delivery Contract FA8519-16-D-0003

A004 - Monthly Status Report
	1	LO	Not Separately Priced	Not Separately Priced

CDRL A004
Monthly Status Report
DI-MGMT-80368A
Exhibit: A

A005 - Safe Alerts
Item No.
1018AE
Firm Fixed Price
	Quantity	U/I	Unit Price	Amount
	1	LO	Not Separately Priced	Not Separately Priced

CDRL A005
Safe Alerts
DI-QCIC-80125B
Exhibit: A

A006 - GIDEP Response
Item No.
1018AF
Firm Fixed Price
	Quantity	U/I	Unit Price	Amount
	1	LO	Not Separately Priced	Not Separately Priced

CDRL A006
GIDEP Response
DI-QCIC-80126B
Exhibit: A

A007 - GIDEP
Item No.
1018AG
Firm Fixed Price
	Quantity	U/I	Unit Price	Amount
	1	LO	Not Separately Priced	Not Separately Priced

CDRL A007
GIDEP
DI-QCIC-80127A
Exhibit: A

A008 - Software Product Specification
Item No.
1018AH
Firm Fixed Price
	Quantity	U/I	Unit Price	Amount
	1	LO	Not Separately Priced	Not Separately Priced

CDRL A008

Indefinite Delivery Contract FA8519-16-D-0003

A008 - Software Product Specification
Software Product Specification
DI-IPSC-81441A
Exhibit: A

Beyond Economical Repair

Item No.
1019
Firm Fixed Price
	Best	U/I	Unit Price	Estimated Total Price
Estimated
Qty
	1	LO	Not Separately Priced	Not Separately Priced

Beyond Economical Repair
IUID Required: Yes
Physical Item Markings:

Option II may be exercised at any time, from time to time, within 730 days after effective date of basic contract.   Multiple option periods may be exercised simultaneously. An option is determined to have been exercised when transmitted electronically by fax or email.

OPTION II - New Production PBS4100+

Item No.
2001
Firm Fixed Price
	Best	U/I Unit Price			Estimated Total Price
Estimated
Qty
	10	EA $**			$**

NSN: 6635-01-630-9391 KV
Balancing Machine
	Manufacturer		Part Number
	26741		**

Limitations of Liability: Other Than High Value Item

Inspection: Origin
Acceptance: Origin
	Inspection/Acceptance Report:		Receiving Report Required
Quality Assurance: Commercial Item Inspection
Trade Agreement Act
	Class I ODS Substance		Application/Use		Quantity
	None		None		None
	Type / Ship To		PACRN	Mark For
	A TBD		PAA
	Type / Ship To Quantity (U/I)		*ARO Contract	_	Req No / Pri

Indefinite Delivery Contract FA8519-16-D-0003

Required
Delivery
	A TBD		10 EA	*90 Calendar Days

New Production

Item No.
2002
Firm Fixed Price
	Best	U/I	Unit Price			Estimated Total Price
Estimated
Qty
	5	EA	$**			$**

NSN: 4920-01-624-5966 KV
Test Set Subassembly
	Manufacturer			Part Number
	26741			**

Limitations of Liability: Other Than High Value Item

Inspection: Origin
Acceptance: Origin
	Inspection/Acceptance Report:			Receiving Report Required
Quality Assurance: Standard Inspection
IUID Required: No
	Type / Ship To			PACRN	Mark For
	A TBD			PAA
	Type / Ship To		Quantity (U/I)	*ARO Contract	_	Req No / Pri
Required
Delivery
	A TBD		5 EA	*90 Calendar Days

PBS-4100D+

Item No.
2003
Firm Fixed Price
	Best	U/I	Unit Price			Estimated Total Price
Estimated
Qty
	10	EA	$**			$**

NSN: 6635-01-630-9391 KV
Balancing Machine

Limitations of Liability: Other Than High Value Item

Inspection: Origin
Acceptance: Origin
	Inspection/Acceptance Report:			Receiving Report Required
Quality Assurance: Contractor Responsibility for Inspection
	Type / Ship To			PACRN	Mark For

Indefinite Delivery Contract FA8519-16-D-0003

PBS-4100D+

	A TBD			PAA
	Type / Ship To		Quantity (U/I)	*ARO Funded	_	Req No / Pri
Order or Reparable
Assets, Whichever
is Later
Required
Delivery
	A TBD		10 EA	*60 Calendar Days

PBS-4100+

Item No.
2004
Firm Fixed Price
	Best	U/I	Unit Price			Estimated Total Price
Estimated
Qty
	10	EA	$**			$**

NSN: 6635-01-630-9391 KV
Balancing Machine
NSN IN: 6635-01-563-5989KV
	NSN OUT:	6635-01-630-9391KV

Limitations of Liability: Other Than High Value Item

Inspection: Origin
Acceptance: Origin
Inspection/Acceptance Report: Receiving Report Required
Quality Assurance: Contractor Responsibility for Inspection
IUID Required: No
	Type / Ship To			PACRN	Mark For
	A TBD			PAA
	Type / Ship To		Quantity (U/I)	*ARO Funded	_	Req No / Pri
Order or Reparable
Assets, Whichever
is Later
Required
Delivery
	A TBD		10 EA	*60 Calendar Days

PBS-4100R+

Item No.
2005
Firm Fixed Price
	Best	U/I	Unit Price			Estimated Total Price
Estimated
Qty
	2	EA	$**			$**

NSN: 4920-01-624-5966

Limitations of Liability: Other Than High Value Item

Indefinite Delivery Contract FA8519-16-D-0003

PBS-4100R+

Inspection: Origin
Acceptance: Origin
	Inspection/Acceptance Report:			Receiving Report Required
Quality Assurance: Standard Inspection
IUID Required: Yes
Trade Agreement Act
Physical Item Markings:
	Type / Ship To			PACRN	Mark For
	A TBD			PAA
	Type / Ship To		Quantity (U/I)	*ARO Funded	_	Req No / Pri
Order or Reparable
Assets, Whichever
is Later
Required
Delivery
	A TBD		2 EA	*60 Calendar Days

KC-135 Kit

Item No.
2006
Firm Fixed Price
	Best	U/I	Unit Price			Estimated Total Price
Estimated
Qty
	5	EA	$**			$**

NSN: 6625-01-395-8180 KV
Electrical Assembly Kit
	Manufacturer			Part Number
	26741			**

Limitations of Liability: Other Than High Value Item

Inspection: Origin
Acceptance: Origin
	Inspection/Acceptance Report:			Receiving Report Required
Quality Assurance: Standard Inspection
	Type / Ship To			PACRN	Mark For
	A TBD			PAA
	Type / Ship To		Quantity (U/I)	*ARO Funded	_	Req No / Pri
Order or Reparable
Assets, Whichever
is Later
Required
Delivery
	A TBD		5 EA	*60 Calendar Days

B-1 Kit

Item No.
2007
Firm Fixed Price

Indefinite Delivery Contract FA8519-16-D-0003

B-1 Kit

	Best	U/I	Unit Price			Estimated Total Price
Estimated
Qty
	1	EA	$**			$**

NSN: 6625-01-502-6787 KV
	Manufacturer			Part Number
	26741			INPUT: **;
OUTPUT: **

Limitations of Liability: Other Than High Value Item

Inspection: Origin
Acceptance: Origin
	Inspection/Acceptance Report:			Receiving Report Required
Quality Assurance: Standard Inspection
	Type / Ship To			PACRN	Mark For
	A TBD			PAA
	Type / Ship To		Quantity (U/I)	*ARO Funded	_	Req No / Pri
Order or Reparable
Assets, Whichever
is Later
Required
Delivery
	A TBD		1 EA	*60 Calendar Days

A-10 Kit

Item No.
2008
Firm Fixed Price
	Best	U/I	Unit Price			Estimated Total Price
Estimated
Qty
	3	EA	$**			$**

NSN: 6625-01-431-7920 KV
BALANCING SYSTEM
	Manufacturer			Part Number
	26741			**

Limitations of Liability: Other Than High Value Item

Inspection: Origin
Acceptance: Origin
	Inspection/Acceptance Report:			Receiving Report Required
Quality Assurance: Standard Inspection
	Type / Ship To			PACRN	Mark For
	A TBD			PAA
	Type / Ship To		Quantity (U/I)	*ARO Funded	_	Req No / Pri
Order or Reparable
Assets, Whichever
is Later
Required
Delivery
	A TBD		3 EA	*60 Calendar Days

Indefinite Delivery Contract FA8519-16-D-0003

C-5 Kit

Item No.
2009
Firm Fixed Price
	Best	U/I	Unit Price			Estimated Total Price
Estimated
Qty
	1	EA	$**			$**

NSN: 6625-01-563-6437 KV
	Manufacturer			Part Number
	26741			**

Limitations of Liability: Other Than High Value Item

Inspection: Origin
Acceptance: Origin
	Inspection/Acceptance Report:			Receiving Report Required
Quality Assurance: Standard Inspection
	Type / Ship To			PACRN	Mark For
	A TBD			PAA
	Type / Ship To		Quantity (U/I)	*ARO Funded	_	Req No / Pri
Order or Reparable
Assets, Whichever
is Later
Required
Delivery
	A TBD		1 EA	*60 Calendar Days

E-4 Kit

Item No.
2010
Firm Fixed Price
	Best	U/I	Unit Price			Estimated Total Price
Estimated
Qty
	1	EA	$**			$**

NSN: 6625-01-502-5175 KV
	Manufacturer			Part Number
	26741			INPUT: **;
OUTPUT:

Limitations of Liability: Other Than High Value Item

Inspection: Origin
Acceptance: Origin
	Inspection/Acceptance Report:			Receiving Report Required
Quality Assurance: Standard Inspection
	Type / Ship To			PACRN	Mark For
	A TBD			PAA
	Type / Ship To		Quantity (U/I)	*ARO Funded	_	Req No / Pri
Order or Reparable
Assets, Whichever
is Later

Indefinite Delivery Contract FA8519-16-D-0003

E-4 Kit

Required
Delivery
	A TBD		1 EA	*60 Calendar Days

U-2 Kit

Item No.
2011
Firm Fixed Price
	Best	U/I	Unit Price			Total Estimated Cost
Estimated
Qty
	1	EA	$**			$**

NSN: 6625-01-502-5177 KV
	Manufacturer			Part Number
	26741			INPUT: **;
OUTPUT:

Limitations of Liability: Other Than High Value Item

Inspection: Origin
Acceptance: Origin
	Inspection/Acceptance Report:			Receiving Report Required
Quality Assurance: Standard Inspection
	Type / Ship To			PACRN	Mark For
	A TBD			PAA
	Type / Ship To		Quantity (U/I)	*ARO Funded	_	Req No / Pri
Order or Reparable
Assets, Whichever
is Later
Required
Delivery
	A TBD		1 EA	*60 Calendar Days

C-17 / F-117 Kit

Item No.
2012
Firm Fixed Price
	Best	U/I	Unit Price			Estimated Total Price
Estimated
Qty
	2	EA	$**			$**

NSN: 6625-01-481-5997 BE
Accessory Kit
	Manufacturer			Part Number
	26741			**

Limitations of Liability: Other Than High Value Item

Inspection: Origin
Acceptance: Origin
	Inspection/Acceptance Report:			Receiving Report Required

Indefinite Delivery Contract FA8519-16-D-0003

C-17 / F-117 Kit

Quality Assurance: Standard Inspection
	Type / Ship To			PACRN	Mark For
	A TBD			PAA
	Type / Ship To		Quantity (U/I)	*ARO Funded	_	Req No / Pri
Order or Reparable
Assets, Whichever
is Later
Required
Delivery
	A TBD		2 EA	*60 Calendar Days

B-2 Kit

Item No.
2013
Firm Fixed Price
	Best	U/I	Unit Price			Estimated Total Price
Estimated
Qty
	1	EA	$**			$**

NSN: 6625-01-502-5176 KV
	Manufacturer			Part Number
	26741			OUTPUT:
**

Limitations of Liability: Other Than High Value Item

Inspection: Origin
Acceptance: Origin
	Inspection/Acceptance Report:			Receiving Report Required
Quality Assurance: Contractor Responsibility for Inspection
	Type / Ship To			PACRN	Mark For
	A TBD			PAA
	Type / Ship To		Quantity (U/I)	*ARO Funded	_	Req No / Pri
Order or Reparable
Assets, Whichever
is Later
Required
Delivery
	A TBD		1 EA	*60 Calendar Days

B-52 Kit

Item No.
2014
Firm Fixed Price
	Best	U/I	Unit Price			Estimated Total Price
Estimated
Qty
	3	EA	$**			$**

NSN: 6625-01-628-1987 KV
Amplifier, Accelerom

Indefinite Delivery Contract FA8519-16-D-0003

B-52 Kit

Limitations of Liability: Other Than High Value Item

Inspection: Origin
Acceptance: Origin
Inspection/Acceptance Report: Receiving Report Required
Quality Assurance: Contractor Responsibility for Inspection
IUID Required: No
	Type / Ship To			PACRN	Mark For
	A TBD			PAA
	Type / Ship To		Quantity (U/I)	*ARO Funded	_	Req No / Pri
Order or Reparable
Assets, Whichever
is Later
Required
Delivery
	A TBD		3 EA	*60 Calendar Days

Charge Amp

Item No.
2015
Firm Fixed Price
	Best	U/I	Unit Price			Estimated Total Price
Estimated
Qty
	1	EA	$**			$**

NSN: 5996-01-431-4624 KV
Amplifier, Accelerom
	Manufacturer			Part Number
	26741			INPUT: , OUTPUT:
**

Limitations of Liability: Other Than High Value Item

Inspection: Origin
Acceptance: Origin
	Inspection/Acceptance Report:			Receiving Report Required
Quality Assurance: Standard Inspection
IUID Required: No
	Type / Ship To			PACRN	Mark For
	A TBD			PAA
	Type / Ship To		Quantity (U/I)	*ARO Funded	_	Req No / Pri
Order or Reparable
Assets, Whichever
is Later
Required
Delivery
	A TBD		1 EA	*60 Calendar Days

Charge Amp

Item No.
2016

Indefinite Delivery Contract FA8519-16-D-0003

Charge Amp

Firm Fixed Price
	Best	U/I	Unit Price			Estimated Total Price
Estimated
Qty
	5	EA	$**			$**

NSN: 5996-01-431-2547 KV
BALANCING SYSTEM
PN: INPUT:**;OUTPUT**
	Manufacturer			Part Number
	26741			PN:
INPUT:**;
OUTPUT**

Limitations of Liability: Other Than High Value Item

Inspection: Origin
Acceptance: Origin
	Inspection/Acceptance Report:			Receiving Report Required
Quality Assurance: Standard Inspection
Buy American Act/Balance of Payments Program
	Type / Ship To			PACRN	Mark For
	A TBD			PAA
	Type / Ship To		Quantity (U/I)	*ARO Funded	_	Req No / Pri
Order or Reparable
Assets, Whichever
is Later
Required
Delivery
	A TBD		5 EA	*60 Calendar Days

Calibration

Item No.
2017
Firm Fixed Price
	Best	U/I	Unit Price			Estimated Total Price
Estimated
Qty
	1	EA	$**			$**

Calibration

Limitations of Liability: Other Than High Value Item

Inspection: Origin
Acceptance: Origin
	Inspection/Acceptance Report:			Receiving Report Required
Quality Assurance: Commercial Item Inspection
	Class I ODS Substance			Application/Use		Quantity
NONE
	Type / Ship To			PACRN	Mark For
	A TBD			PAA
	Type / Ship To		Quantity (U/I)	*ARO Funded	_	Req No / Pri
Order or Reparable
Assets, Whichever
is Later

Indefinite Delivery Contract FA8519-16-D-0003

Calibration

Required
Delivery
	A TBD		1 EA	*60 Calendar Days

DATA

Item No.
2018

CDRLs A001 - A008
IAW Attached DD1423s

Limitations of Liability: Other Than High Value Item

Inspection: Destination
Acceptance: Destination
Inspection/Acceptance Report: Wide Area Workflow
Quality Assurance: IAW DD1423s

A001 - Commercial Asset Visibility AF (CAV AF) End Item Reporting
Item No.
2018AA
Firm Fixed Price
	Quantity	U/I	Unit Price	Amount
	1	LO	Not Separately Priced	Not Separately Priced

CDRL A001
Commercial Asset Visibility AF (CAV AF) End Item Reporting
DI-MGMT-81634B
Exhibit: A

A002 - Contractor's Standard Operating Procedures (SOPs)
Item No.
2018AB
Firm Fixed Price
	Quantity	U/I	Unit Price	Amount
	1	LO	Not Separately Priced	Not Separately Priced

CDRL A002
Contractor's Standard Operating Procedures (SOPs)
DI-MGMT-81580
Exhibit: A

A003 - Technical Report - Study Services
Item No.
2018AC
Firm Fixed Price
	Quantity	U/I	Unit Price	Amount

Indefinite Delivery Contract FA8519-16-D-0003

A003 - Technical Report - Study Services
	1	LO	Not Separately Priced	Not Separately Priced

CDRL A003
Technical Report - Study Services
DI-MGMT-80508B
Exhibit: A

A004 - Monthly Status Report
Item No.
2018AD
Firm Fixed Price
	Quantity	U/I	Unit Price	Amount
	1	LO	Not Separately Priced	Not Separately Priced

CDRL A004
Monthly Status Report
DI-MGMT-80368A
Exhibit: A

A005 - Safe Alerts
Item No.
2018AE
Firm Fixed Price
	Quantity	U/I	Unit Price	Amount
	1	LO	Not Separately Priced	Not Separately Priced

CDRL A005
Safe Alerts
DI-QCIC-80125B
Exhibit: A

A006 - GIDEP Response
Item No.
2018AF
Firm Fixed Price
	Quantity	U/I	Unit Price	Amount
	1	LO	Not Separately Priced	Not Separately Priced

CDRL A006
GIDEP Response
DI-QCIC-80126B
Exhibit: A

A007 - GIDEP
Item No.
2018AG
Firm Fixed Price
	Quantity	U/I	Unit Price	Amount
	1	LO	Not Separately Priced	Not Separately Priced

CDRL A007

Indefinite Delivery Contract FA8519-16-D-0003

A007 - GIDEP
GIDEP
DI-QCIC-80127A
Exhibit: A

A008 - Software Product Specification
Item No.
2018AH
Firm Fixed Price
	Quantity	U/I	Unit Price	Amount
	1	LO	Not Separately Priced	Not Separately Priced

CDRL A008
Software Product Specification
DI-IPSC-81441A
Exhibit: A

Beyond Economical Repair

Item No.
2019
Firm Fixed Price
	Best	U/I	Unit Price	Total Estimated Cost
Estimated
Qty
	1	LO	Not Separately Priced	Not Separately Priced

Beyond Economical Repair

Option III may be exercised at any time, from time to time, within 1095 days after effective date of basic contract.   Multiple option periods may be exercised simultaneously. An option is determined to have been exercised when transmitted electronically by fax or email.

		OPTION III - New Production		PBS4100+

Item No.
3001
Firm Fixed Price
	Best	U/I Unit Price			Estimated Total Price
Estimated
Qty
	10	EA $**			$**

NSN: 6635-01-630-9391 KV
Balancing Machine
	Manufacturer		Part Number
	26741		**

Limitations of Liability: Other Than High Value Item

Indefinite Delivery Contract FA8519-16-D-0003

Inspection: Origin
Acceptance: Origin
	Inspection/Acceptance Report:			Receiving Report Required
Quality Assurance: Commercial Item Inspection
Trade Agreement Act
	Class I ODS Substance			Application/Use		Quantity
	None			None		None
	Type / Ship To			PACRN	Mark For
	A TBD			PAA
	Type / Ship To		Quantity (U/I)	*ARO Contract	_	Req No / Pri
Required
Delivery
	A TBD		10 EA	*90 Calendar Days

New Production

Item No.
3002
Firm Fixed Price
	Best	U/I	Unit Price			Estimated Total Price
Estimated
Qty
	5	EA	$**			$**

NSN: 4920-01-624-5966 KV
Test Set Subassembly
	Manufacturer			Part Number
	26741			**

Limitations of Liability: Other Than High Value Item

Inspection: Origin
Acceptance: Origin
	Inspection/Acceptance Report:			Receiving Report Required
Quality Assurance: Standard Inspection
IUID Required: No
	Type / Ship To			PACRN	Mark For
	A TBD			PAA
	Type / Ship To		Quantity (U/I)	*ARO Contract	_	Req No / Pri
Required
Delivery
	A TBD		5 EA	*90 Calendar Days

PBS-4100D+

Item No.
3003
Firm Fixed Price
	Best	U/I	Unit Price			Estimated Total Price
Estimated
Qty

Indefinite Delivery Contract FA8519-16-D-0003

PBS-4100D+

	10	EA	$**			$**

NSN: 6635-01-630-9391 KV
Balancing Machine

Limitations of Liability: Other Than High Value Item

Inspection: Origin
Acceptance: Origin
	Inspection/Acceptance Report:			Receiving Report Required
Quality Assurance: Contractor Responsibility for Inspection
	Type / Ship To			PACRN	Mark For
	A TBD			PAA
	Type / Ship To		Quantity (U/I)	*ARO Funded	_	Req No / Pri
Order or Reparable
Assets, Whichever
is Later
Required
Delivery
	A TBD		10 EA	*60 Calendar Days

PBS-4100+

Item No.
3004
Firm Fixed Price
	Best	U/I	Unit Price			Estimated Total Price
Estimated
Qty
	5	EA	$**			$**

NSN: 6635-01-630-9391 KV
Balancing Machine
NSN IN: 6635-01-563-5989KV
	NSN OUT:	6635-01-630-9391KV

Limitations of Liability: Other Than High Value Item

Inspection: Origin
Acceptance: Origin
Inspection/Acceptance Report: Receiving Report Required
Quality Assurance: Contractor Responsibility for Inspection
IUID Required: No
	Type / Ship To			PACRN	Mark For
	A TBD			PAA
	Type / Ship To		Quantity (U/I)	*ARO Funded	_	Req No / Pri
Order or Reparable
Assets, Whichever
is Later
Required
Delivery
	A TBD		5 EA	*60 Calendar Days

Indefinite Delivery Contract FA8519-16-D-0003

PBS-4100R+

Item No.
3005
Firm Fixed Price
	Best	U/I	Unit Price			Estimated Total Price
Estimated
Qty
	2	EA	$**			$**

NSN: 4920-01-624-5966

Limitations of Liability: Other Than High Value Item

Inspection: Origin
Acceptance: Origin
	Inspection/Acceptance Report:			Receiving Report Required
Quality Assurance: Standard Inspection
IUID Required: No
Trade Agreement Act
	Type / Ship To			PACRN	Mark For
	A TBD			PAA
	Type / Ship To		Quantity (U/I)	*ARO Funded	_	Req No / Pri
Order or Reparable
Assets, Whichever
is Later
Required
Delivery
	A TBD		2 EA	*60 Calendar Days

KC-135 Kit

Item No.
3006
Firm Fixed Price
	Best	U/I	Unit Price			Estimated Total Price
Estimated
Qty
	5	EA	$**			$**

NSN: 6625-01-395-8180 KV
Electrical Assembly Kit
	Manufacturer			Part Number
	26741			**

Limitations of Liability: Other Than High Value Item

Inspection: Origin
Acceptance: Origin
	Inspection/Acceptance Report:			Receiving Report Required
Quality Assurance: Standard Inspection
	Type / Ship To			PACRN	Mark For
	A TBD			PAA
	Type / Ship To		Quantity (U/I)	*ARO Funded	_	Req No / Pri
Order or Reparable
Assets, Whichever
is Later
Required
Delivery

Indefinite Delivery Contract FA8519-16-D-0003

KC-135 Kit

	A TBD		5 EA	*60 Calendar Days

B-1 Kit

Item No.
3007
Firm Fixed Price
	Best	U/I	Unit Price			Estimated Total Price
Estimated
Qty
	1	EA	$**			$**

NSN: 6625-01-502-6787 KV
	Manufacturer			Part Number
	26741			INPUT: **;
OUTPUT: **

Limitations of Liability: Other Than High Value Item

Inspection: Origin
Acceptance: Origin
	Inspection/Acceptance Report:			Receiving Report Required
Quality Assurance: Standard Inspection
	Type / Ship To			PACRN	Mark For
	A TBD			PAA
	Type / Ship To		Quantity (U/I)	*ARO Funded	_	Req No / Pri
Order or Reparable
Assets, Whichever
is Later
Required
Delivery
	A TBD		1 EA	*60 Calendar Days

A-10 Kit

Item No.
3008
Firm Fixed Price
	Best	U/I	Unit Price			Estimated Total Price
Estimated
Qty
	3	EA	$**			$**

NSN: 6625-01-431-7920 KV
BALANCING SYSTEM
	Manufacturer			Part Number
	26741			**

Limitations of Liability: Other Than High Value Item

Inspection: Origin
Acceptance: Origin
	Inspection/Acceptance Report:			Receiving Report Required
Quality Assurance: Standard Inspection
	Type / Ship To			PACRN	Mark For

Indefinite Delivery Contract FA8519-16-D-0003

A-10 Kit

	A TBD			PAA
	Type / Ship To		Quantity (U/I)	*ARO Funded	_	Req No / Pri
Order or Reparable
Assets, Whichever
is Later
Required
Delivery
	A TBD		3 EA	*60 Calendar Days

C-5 Kit

Item No.
3009
Firm Fixed Price
	Best	U/I	Unit Price			Estimated Total Price
Estimated
Qty
	1	EA	$**			$**

NSN: 6625-01-563-6437 KV
	Manufacturer			Part Number
	26741			**

Limitations of Liability: Other Than High Value Item

Inspection: Origin
Acceptance: Origin
	Inspection/Acceptance Report:			Receiving Report Required
Quality Assurance: Standard Inspection
	Type / Ship To			PACRN	Mark For
	A TBD			PAA
	Type / Ship To		Quantity (U/I)	*ARO Funded	_	Req No / Pri
Order or Reparable
Assets, Whichever
is Later
Required
Delivery
	A TBD		1 EA	*60 Calendar Days

E-4 Kit

Item No.
3010
Firm Fixed Price
	Best	U/I	Unit Price			Estimated Total Price
Estimated
Qty
	1	EA	$**			$**

NSN: 6625-01-502-5175 KV
	Manufacturer			Part Number
	26741			INPUT: **;
OUTPUT:

Limitations of Liability: Other Than High Value Item

Indefinite Delivery Contract FA8519-16-D-0003

E-4 Kit

Inspection: Origin
Acceptance: Origin
	Inspection/Acceptance Report:			Receiving Report Required
Quality Assurance: Standard Inspection
	Type / Ship To			PACRN	Mark For
	A TBD			PAA
	Type / Ship To		Quantity (U/I)	*ARO Funded	_	Req No / Pri
Order or Reparable
Assets, Whichever
is Later
Required
Delivery
	A TBD		1 EA	*60 Calendar Days

U-2 Kit

Item No.
3011
Firm Fixed Price
	Best	U/I	Unit Price			Estimated Total Price
Estimated
Qty
	1	EA	$**			$**

NSN: 6625-01-502-5177 KV
	Manufacturer			Part Number
	26741			INPUT: **;
OUTPUT:

Limitations of Liability: Other Than High Value Item

Inspection: Origin
Acceptance: Origin
	Inspection/Acceptance Report:			Receiving Report Required
Quality Assurance: Standard Inspection
	Type / Ship To			PACRN	Mark For
	A TBD			PAA
	Type / Ship To		Quantity (U/I)	*ARO Funded	_	Req No / Pri
Order or Reparable
Assets, Whichever
is Later
Required
Delivery
	A TBD		1 EA	*60 Calendar Days

C-17 / F-117 Kit

Item No.
3012
Firm Fixed Price
	Best	U/I	Unit Price			Estimated Total Price
Estimated
Qty

Indefinite Delivery Contract FA8519-16-D-0003

C-17 / F-117 Kit

	2	EA	$**			$**

NSN: 6625-01-481-5997 BE
Accessory Kit
	Manufacturer			Part Number
	26741			**

Limitations of Liability: Other Than High Value Item

Inspection: Origin
Acceptance: Origin
	Inspection/Acceptance Report:			Receiving Report Required
Quality Assurance: Standard Inspection
	Type / Ship To			PACRN	Mark For
	A TBD			PAA
	Type / Ship To		Quantity (U/I)	*ARO Funded	_	Req No / Pri
Order or Reparable
Assets, Whichever
is Later
Required
Delivery
	A TBD		2 EA	*60 Calendar Days

B-2 Kit

Item No.
3013
Firm Fixed Price
	Best	U/I	Unit Price			Estimated Total Price
Estimated
Qty
	1	EA	$**			$**

NSN: 6625-01-502-5176 KV
	Manufacturer			Part Number
	26741			OUTPUT:
**

Limitations of Liability: Other Than High Value Item

Inspection: Origin
Acceptance: Origin
	Inspection/Acceptance Report:			Receiving Report Required
Quality Assurance: Contractor Responsibility for Inspection
	Type / Ship To			PACRN	Mark For
	A TBD			PAA
	Type / Ship To		Quantity (U/I)	*ARO Funded	_	Req No / Pri
Order or Reparable
Assets, Whichever
is Later
Required
Delivery
	A TBD		1 EA	*60 Calendar Days

Indefinite Delivery Contract FA8519-16-D-0003

B-52 Kit

Item No.
3014
Firm Fixed Price
	Best	U/I	Unit Price			Estimated Total Price
Estimated
Qty
	5	EA	$**			$**

NSN: 6625-01-628-1987 KV
Amplifier, Accelerom

Limitations of Liability: Other Than High Value Item

Inspection: Origin
Acceptance: Origin
Inspection/Acceptance Report: Receiving Report Required
Quality Assurance: Contractor Responsibility for Inspection
IUID Required: No
	Type / Ship To			PACRN	Mark For
	A TBD			PAA
	Type / Ship To		Quantity (U/I)	*ARO Funded	_	Req No / Pri
Order or Reparable
Assets, Whichever
is Later
Required
Delivery
	A TBD		5 EA	*60 Calendar Days

Charge Amp

Item No.
3015
Firm Fixed Price
	Best	U/I	Unit Price			Estimated Total Price
Estimated
Qty
	2	EA	$**			$**

NSN: 5996-01-431-4624 KV
Amplifier, Accelerom
	Manufacturer			Part Number
	26741			INPUT: , OUTPUT:
**

Limitations of Liability: Other Than High Value Item

Inspection: Origin
Acceptance: Origin
	Inspection/Acceptance Report:			Receiving Report Required
Quality Assurance: Standard Inspection
IUID Required: No
	Type / Ship To			PACRN	Mark For
	A TBD			PAA
	Type / Ship To		Quantity (U/I)	*ARO Funded	_	Req No / Pri
Order or Reparable
Assets, Whichever
is Later

Indefinite Delivery Contract FA8519-16-D-0003

Charge Amp

Required
Delivery
	A TBD		2 EA	*60 Calendar Days

Charge Amp

Item No.
3016
Firm Fixed Price
	Best	U/I	Unit Price			Estimated Total Price
Estimated
Qty
	5	EA	$**			$**

NSN: 5996-01-431-2547 KV
BALANCING SYSTEM
PN: INPUT:**;OUTPUT**
	Manufacturer			Part Number
	26741			PN:
INPUT:**;
OUTPUT**

Limitations of Liability: Other Than High Value Item

Inspection: Origin
Acceptance: Origin
	Inspection/Acceptance Report:			Receiving Report Required
Quality Assurance: Standard Inspection
Buy American Act/Balance of Payments Program
	Type / Ship To			PACRN	Mark For
	A TBD			PAA
	Type / Ship To		Quantity (U/I)	*ARO Funded	_	Req No / Pri
Order or Reparable
Assets, Whichever
is Later
Required
Delivery
	A TBD		5 EA	*60 Calendar Days

Calibration

Item No.
3017
Firm Fixed Price
	Best	U/I	Unit Price			Estimated Total Price
Estimated
Qty
	1	EA	$**			$**

Calibration

Limitations of Liability: Other Than High Value Item

Indefinite Delivery Contract FA8519-16-D-0003

Calibration

Inspection: Origin
Acceptance: Origin
	Inspection/Acceptance Report:			Receiving Report Required
Quality Assurance: Commercial Item Inspection
	Class I ODS Substance			Application/Use		Quantity
NONE
	Type / Ship To			PACRN	Mark For
	A TBD			PAA
	Type / Ship To		Quantity (U/I)	*ARO Funded	_	Req No / Pri
Order or Reparable
Assets, Whichever
is Later
Required
Delivery
	A TBD		1 EA	*60 Calendar Days

DATA

Item No.
3018

CDRLs A001 - A008
IAW Attached DD1423s

Limitations of Liability: Other Than High Value Item

Inspection: Destination
Acceptance: Destination
	Inspection/Acceptance Report:			Wide Area Workflow
Quality Assurance: IAW DD1423s

A001 - Commercial Asset Visibility AF (CAV AF) End Item Reporting
Item No.
3018AA
Firm Fixed Price
	Quantity	U/I	Unit Price			Amount
	1	LO	Not Separately Priced			Not Separately Priced

CDRL A001
Commercial Asset Visibility AF (CAV AF) End Item Reporting
DI-MGMT-81634B
Exhibit: A

A002 - Contractor's Standard Operating Procedures (SOPs)
Item No.
3018AB
Firm Fixed Price
	Quantity	U/I	Unit Price			Amount

Indefinite Delivery Contract FA8519-16-D-0003

A002 - Contractor's Standard Operating Procedures (SOPs)
	1	LO	Not Separately Priced	Not Separately Priced

CDRL A002
Contractor's Standard Operating Procedures (SOPs)
DI-MGMT-81580
Exhibit: A

A003 - Technical Report - Study Services
Item No.
3018AC
Firm Fixed Price
	Quantity	U/I	Unit Price	Amount
	1	LO	Not Separately Priced	Not Separately Priced

CDRL A003
Technical Report - Study Services
DI-MGMT-80508B
Exhibit: A

A004 - Monthly Status Report
Item No.
3018AD
Firm Fixed Price
	Quantity	U/I	Unit Price	Amount
	1	LO	Not Separately Priced	Not Separately Priced

CDRL A004
Monthly Status Report
DI-MGMT-80368A
Exhibit: A

A005 - Safe Alerts
Item No.
3018AE
Firm Fixed Price
	Quantity	U/I	Unit Price	Amount
	1	LO	Not Separately Priced	Not Separately Priced

CDRL A005
Safe Alerts
DI-QCIC-80125B
Exhibit: A

A006 - GIDEP Response
Item No.
3018AF
Firm Fixed Price
	Quantity	U/I	Unit Price	Amount
	1	LO	Not Separately Priced	Not Separately Priced

CDRL A006

Indefinite Delivery Contract FA8519-16-D-0003

A006 - GIDEP Response
GIDEP Response
DI-QCIC-80126B
Exhibit: A

A007 - GIDEP
Item No.
3018AG
Firm Fixed Price
	Quantity	U/I	Unit Price	Amount
	1	LO	Not Separately Priced	Not Separately Priced

CDRL A007
GIDEP
DI-QCIC-80127A
Exhibit: A

A008 - Software Product Specification
Item No.
3018AH
Firm Fixed Price
	Quantity	U/I	Unit Price	Amount
	1	LO	Not Separately Priced	Not Separately Priced

CDRL A008
Software Product Specification
DI-IPSC-81441A
Exhibit: A

Beyond Economical Repair

Item No.
3019
Firm Fixed Price
	Best	U/I	Unit Price	Estimated Total Price
Estimated
Qty
	1	LO	Not Separately Priced	Not Separately Priced

Beyond Economical Repair

Option IV may be exercised at any time, from time to time, within 1460 days after effective date of basic contract.   Multiple option periods may be exercised simultaneously. An option is determined to have been exercised when transmitted electronically by fax or email.

Indefinite Delivery Contract FA8519-16-D-0003

Item No.
4001
Firm Fixed Price
	Best	U/I	Unit Price			Estimated Total Price
Estimated
Qty
	10	EA	$**			$**

NSN: 6635-01-630-9391 KV
Balancing Machine
	Manufacturer			Part Number
	26741			**

Limitations of Liability: Other Than High Value Item

Inspection: Origin
Acceptance: Origin
	Inspection/Acceptance Report:			Receiving Report Required
Quality Assurance: Commercial Item Inspection
Trade Agreement Act
	Class I ODS Substance			Application/Use		Quantity
	None			None		None
	Type / Ship To			PACRN	Mark For
	A TBD			PAA
	Type / Ship To		Quantity (U/I)	*ARO Contract	_	Req No / Pri
Required
Delivery
	A TBD		10 EA	*90 Calendar Days

New Production

Item No.
4002
Firm Fixed Price
	Best	U/I	Unit Price			Estimated Total Price
Estimated
Qty
	5	EA	$**			$**

NSN: 4920-01-624-5966 KV
Test Set Subassembly
	Manufacturer			Part Number
	26741			**

Limitations of Liability: Other Than High Value Item

Inspection: Origin
Acceptance: Origin
	Inspection/Acceptance Report:			Receiving Report Required
Quality Assurance: Standard Inspection
IUID Required: No
	Type / Ship To			PACRN	Mark For
	A TBD			PAA
	Type / Ship To		Quantity (U/I)	*ARO Contract	_	Req No / Pri
Required
Delivery

Indefinite Delivery Contract FA8519-16-D-0003

New Production

	A TBD		5 EA	*90 Calendar Days

PBS-4100D+

Item No.
4003
Firm Fixed Price
	Best	U/I	Unit Price			Estimated Total Price
Estimated
Qty
	15	EA	$**			$**

NSN: 6635-01-630-9391 KV
Balancing Machine

Limitations of Liability: Other Than High Value Item

Inspection: Origin
Acceptance: Origin
	Inspection/Acceptance Report:			Receiving Report Required
Quality Assurance: Contractor Responsibility for Inspection
	Type / Ship To			PACRN	Mark For
	A TBD			PAA
	Type / Ship To		Quantity (U/I)	*ARO Funded	_	Req No / Pri
Order or Reparable
Assets, Whichever
is Later
Required
Delivery
	A TBD		15 EA	*60 Calendar Days

PBS-4100+

Item No.
4004
Firm Fixed Price
	Best	U/I	Unit Price			Estimated Total Price
Estimated
Qty
	5	EA	$**			$**

NSN: 6635-01-630-9391 KV
Balancing Machine
NSN IN: 6635-01-563-5989KV
	NSN OUT:	6635-01-630-9391KV

Limitations of Liability: Other Than High Value Item

Inspection: Origin
Acceptance: Origin
Inspection/Acceptance Report: Receiving Report Required
Quality Assurance: Contractor Responsibility for Inspection
IUID Required: No

Indefinite Delivery Contract FA8519-16-D-0003

PBS-4100+

	Type / Ship To			PACRN	Mark For
	A TBD			PAA
	Type / Ship To		Quantity (U/I)	*ARO Funded	_	Req No / Pri
Order or Reparable
Assets, Whichever
is Later
Required
Delivery
	A TBD		5 EA	*60 Calendar Days

PBS-4100R+

Item No.
4005
Firm Fixed Price
	Best	U/I	Unit Price			Estimated Total Price
Estimated
Qty
	5	EA	$**			$**

NSN: 4920-01-624-5966

Limitations of Liability: Other Than High Value Item

Inspection: Origin
Acceptance: Origin
	Inspection/Acceptance Report:			Receiving Report Required
Quality Assurance: Standard Inspection
Trade Agreement Act
	Type / Ship To			PACRN	Mark For
	A TBD			PAA
	Type / Ship To		Quantity (U/I)	*ARO Funded	_	Req No / Pri
Order or Reparable
Assets, Whichever
is Later
Required
Delivery
	A TBD		5 EA	*60 Calendar Days

KC-135 Kit

Item No.
4006
Firm Fixed Price
	Best	U/I	Unit Price			Estimated Total Price
Estimated
Qty
	5	EA	$**			$**

NSN: 6625-01-395-8180 KV
Electrical Assembly Kit
	Manufacturer			Part Number
	26741			**

Limitations of Liability: Other Than High Value Item

Indefinite Delivery Contract FA8519-16-D-0003

KC-135 Kit

Inspection: Origin
Acceptance: Origin
	Inspection/Acceptance Report:			Receiving Report Required
Quality Assurance: Standard Inspection
	Type / Ship To			PACRN	Mark For
	A TBD			PAA
	Type / Ship To		Quantity (U/I)	*ARO Funded	_	Req No / Pri
Order or Reparable
Assets, Whichever
is Later
Required
Delivery
	A TBD		5 EA	*60 Calendar Days

B-1 Kit

Item No.
4007
Firm Fixed Price
	Best	U/I	Unit Price			Estimated Total Price
Estimated
Qty
	1	EA	$**			$**

NSN: 6625-01-502-6787 KV
	Manufacturer			Part Number
	26741			INPUT: **;
OUTPUT: **

Limitations of Liability: Other Than High Value Item

Inspection: Origin
Acceptance: Origin
	Inspection/Acceptance Report:			Receiving Report Required
Quality Assurance: Standard Inspection
	Type / Ship To			PACRN	Mark For
	A TBD			PAA
	Type / Ship To		Quantity (U/I)	*ARO Funded	_	Req No / Pri
Order or Reparable
Assets, Whichever
is Later
Required
Delivery
	A TBD		1 EA	*60 Calendar Days

A-10 Kit

Item No.
4008
Firm Fixed Price
	Best	U/I	Unit Price			Total Estimated Cost
Estimated
Qty

Indefinite Delivery Contract FA8519-16-D-0003

A-10 Kit

	3	EA	$**			$**

NSN: 6625-01-431-7920 KV
BALANCING SYSTEM
	Manufacturer			Part Number
	26741			**

Limitations of Liability: Other Than High Value Item

Inspection: Origin
Acceptance: Origin
	Inspection/Acceptance Report:			Receiving Report Required
Quality Assurance: Standard Inspection
	Type / Ship To			PACRN	Mark For
	A TBD			PAA
	Type / Ship To		Quantity (U/I)	*ARO Funded	_	Req No / Pri
Order or Reparable
Assets, Whichever
is Later
Required
Delivery
	A TBD		3 EA	*60 Calendar Days

C-5 Kit

Item No.
4009
Firm Fixed Price
	Best	U/I	Unit Price			Estimated Total Price
Estimated
Qty
	1	EA	$**			$**

NSN: 6625-01-563-6437 KV
	Manufacturer			Part Number
	26741			**

Limitations of Liability: Other Than High Value Item

Inspection: Origin
Acceptance: Origin
	Inspection/Acceptance Report:			Receiving Report Required
Quality Assurance: Standard Inspection
	Type / Ship To			PACRN	Mark For
	A TBD			PAA
	Type / Ship To		Quantity (U/I)	*ARO Funded	_	Req No / Pri
Order or Reparable
Assets, Whichever
is Later
Required
Delivery
	A TBD		1 EA	*60 Calendar Days

Indefinite Delivery Contract FA8519-16-D-0003

E-4 Kit

Item No.
4010
Firm Fixed Price
	Best	U/I	Unit Price			Estimated Total Price
Estimated
Qty
	1	EA	$**			$**

NSN: 6625-01-502-5175 KV
	Manufacturer			Part Number
	26741			INPUT: **;
OUTPUT:

Limitations of Liability: Other Than High Value Item

Inspection: Origin
Acceptance: Origin
	Inspection/Acceptance Report:			Receiving Report Required
Quality Assurance: Standard Inspection
	Type / Ship To			PACRN	Mark For
	A TBD			PAA
	Type / Ship To		Quantity (U/I)	*ARO Funded	_	Req No / Pri
Order or Reparable
Assets, Whichever
is Later
Required
Delivery
	A TBD		1 EA	*60 Calendar Days

U-2 Kit

Item No.
4011
Firm Fixed Price
	Quantity	U/I	Unit Price			Amount
	1	EA	$**			$**

NSN: 6625-01-502-5177 KV
	Manufacturer			Part Number
	26741			INPUT: **;
OUTPUT:

Limitations of Liability: Other Than High Value Item

Inspection: Origin
Acceptance: Origin
	Inspection/Acceptance Report:			Receiving Report Required
Quality Assurance: Standard Inspection
	Type / Ship To			PACRN	Mark For
	A TBD			PAA
	Type / Ship To		Quantity (U/I)	*ARO Funded	_	Req No / Pri
Order or Reparable
Assets, Whichever
is Later
Required
Delivery

Indefinite Delivery Contract FA8519-16-D-0003

U-2 Kit

	A TBD		1 EA	*60 Calendar Days

C-17 / F-117 Kit

Item No.
4012
Firm Fixed Price
	Best	U/I	Unit Price			Estimated Total Price
Estimated
Qty
	2	EA	$**			$**

NSN: 6625-01-481-5997 BE
Accessory Kit
	Manufacturer			Part Number
	26741			**

Limitations of Liability: Other Than High Value Item

Inspection: Origin
Acceptance: Origin
	Inspection/Acceptance Report:			Receiving Report Required
Quality Assurance: Standard Inspection
	Type / Ship To			PACRN	Mark For
	A TBD			PAA
	Type / Ship To		Quantity (U/I)	*ARO Funded	_	Req No / Pri
Order or Reparable
Assets, Whichever
is Later
Required
Delivery
	A TBD		2 EA	*60 Calendar Days

B-2 Kit

Item No.
4013
Firm Fixed Price
	Best	U/I	Unit Price			Estimated Total Price
Estimated
Qty
	1	EA	$**			$**

NSN: 6625-01-502-5176 KV
	Manufacturer			Part Number
	26741			OUTPUT:
**

Limitations of Liability: Other Than High Value Item

Inspection: Origin
Acceptance: Origin
	Inspection/Acceptance Report:			Receiving Report Required
Quality Assurance: Contractor Responsibility for Inspection
	Type / Ship To			PACRN	Mark For

Indefinite Delivery Contract FA8519-16-D-0003

B-2 Kit

	A TBD			PAA
	Type / Ship To		Quantity (U/I)	*ARO Funded	_	Req No / Pri
Order or Reparable
Assets, Whichever
is Later
Required
Delivery
	A TBD		1 EA	*60 Calendar Days

B-52 Kit

Item No.
4014
Firm Fixed Price
	Best	U/I	Unit Price			Estimated Total Price
Estimated
Qty
	5	EA	$**			$**

NSN: 6625-01-628-1987 KV
Amplifier, Accelerom

Limitations of Liability: Other Than High Value Item

Inspection: Origin
Acceptance: Origin
Inspection/Acceptance Report: Receiving Report Required
Quality Assurance: Contractor Responsibility for Inspection
IUID Required: No
	Type / Ship To			PACRN	Mark For
	A TBD			PAA
	Type / Ship To		Quantity (U/I)	*ARO Funded	_	Req No / Pri
Order or Reparable
Assets, Whichever
is Later
Required
Delivery
	A TBD		5 EA	*60 Calendar Days

Charge Amp

Item No.
4015
Firm Fixed Price
	Best	U/I	Unit Price			Estimated Total Price
Estimated
Qty
	2	EA	$**			$**

NSN: 5996-01-431-4624 KV
Amplifier, Accelerom
	Manufacturer			Part Number
	26741			INPUT: , OUTPUT:
**

Indefinite Delivery Contract FA8519-16-D-0003

Charge Amp

Limitations of Liability: Other Than High Value Item

Inspection: Origin
Acceptance: Origin
	Inspection/Acceptance Report:			Receiving Report Required
Quality Assurance: Standard Inspection
IUID Required: No
	Type / Ship To			PACRN	Mark For
	A TBD			PAA
	Type / Ship To		Quantity (U/I)	*ARO Funded	_	Req No / Pri
Order or Reparable
Assets, Whichever
is Later
Required
Delivery
	A TBD		2 EA	*60 Calendar Days

Charge Amp

Item No.
4016
Firm Fixed Price
	Best	U/I	Unit Price			Estimated Total Price
Estimated
Qty
	5	EA	$**			$**

NSN: 5996-01-431-2547 KV
BALANCING SYSTEM
PN: INPUT:**;OUTPUT**
	Manufacturer			Part Number
	26741			PN:
INPUT:**;
OUTPUT**

Limitations of Liability: Other Than High Value Item

Inspection: Origin
Acceptance: Origin
	Inspection/Acceptance Report:			Receiving Report Required
Quality Assurance: Standard Inspection
Buy American Act/Balance of Payments Program
	Type / Ship To			PACRN	Mark For
	A TBD			PAA
	Type / Ship To		Quantity (U/I)	*ARO Funded	_	Req No / Pri
Order or Reparable
Assets, Whichever
is Later
Required
Delivery
	A TBD		5 EA	*60 Calendar Days

Indefinite Delivery Contract FA8519-16-D-0003

Calibration

Item No.
4017
Firm Fixed Price
	Best	U/I	Unit Price			Estimated Total Price
Estimated
Qty
	1	EA	$**			$**

Calibration

Limitations of Liability: Other Than High Value Item

Inspection: Origin
Acceptance: Origin
	Inspection/Acceptance Report:			Receiving Report Required
Quality Assurance: Commercial Item Inspection
	Class I ODS Substance			Application/Use		Quantity
NONE
	Type / Ship To			PACRN	Mark For
	A TBD			PAA
	Type / Ship To		Quantity (U/I)	*ARO Funded	_	Req No / Pri
Order or Reparable
Assets, Whichever
is Later
Required
Delivery
	A TBD		1 EA	*60 Calendar Days

DATA

Item No.
4018

CDRLs A001 - A008
IAW Attached DD1423s

Limitations of Liability: Other Than High Value Item

Inspection: Destination
Acceptance: Destination
	Inspection/Acceptance Report:			Wide Area Workflow
Quality Assurance: IAW DD1423s

A001 - Commercial Asset Visibility AF (CAV AF) End Item Reporting
Item No.
4018AA
Firm Fixed Price
	Quantity	U/I	Unit Price			Amount
	1	LO	Not Separately Priced			Not Separately Priced

CDRL A001
Commercial Asset Visibility AF (CAV AF) End Item Reporting

Indefinite Delivery Contract FA8519-16-D-0003

A001 - Commercial Asset Visibility AF (CAV AF) End Item Reporting
DI-MGMT-81634B
Exhibit: A

A002 - Contractor's Standard Operating Procedures (SOPs)
Item No.
4018AB
Firm Fixed Price
	Quantity	U/I	Unit Price	Amount
	1	LO	Not Separately Priced	Not Separately Priced

CDRL A002
Contractor's Standard Operating Procedures (SOPs)
DI-MGMT-81580
Exhibit: A

A003 - Technical Report - Study Services
Item No.
4018AC
Firm Fixed Price
	Quantity	U/I	Unit Price	Amount
	1	LO	Not Separately Priced	Not Separately Priced

CDRL A003
Technical Report - Study Services
DI-MGMT-80508B
Exhibit: A

A004 - Monthly Status Report
Item No.
4018AD
Firm Fixed Price
	Quantity	U/I	Unit Price	Amount
	1	LO	Not Separately Priced	Not Separately Priced

CDRL A004
Monthly Status Report
DI-MGMT-80368A
Exhibit: A

A005 - Safe Alerts
Item No.
4018AE
Firm Fixed Price
	Quantity	U/I	Unit Price	Amount
	1	LO	Not Separately Priced	Not Separately Priced

CDRL A005
Safe Alerts
DI-QCIC-80125B
Exhibit: A

Indefinite Delivery Contract FA8519-16-D-0003

A006 - GIDEP Response
Item No.
4018AF
Firm Fixed Price
	Quantity	U/I	Unit Price	Amount
	1	LO	Not Separately Priced	Not Separately Priced

CDRL A006
GIDEP Response
DI-QCIC-80126B
Exhibit: A

A007 - GIDEP
Item No.
4018AG
Firm Fixed Price
	Quantity	U/I	Unit Price	Amount
	1	LO	Not Separately Priced	Not Separately Priced

CDRL A007
GIDEP
DI-QCIC-80127A
Exhibit: A

A008 - Software Product Specification
Item No.
4018AH
Firm Fixed Price
	Quantity	U/I	Unit Price	Amount
	1	LO	Not Separately Priced	Not Separately Priced

CDRL A008
Software Product Specification
DI-IPSC-81441A
Exhibit: A

Beyond Economical Repair

Item No.
4019
Firm Fixed Price
	Best	U/I	Unit Price	Estimated Total Price
Estimated
Qty
	1	LO	Not Separately Priced	Not Separately Priced

Beyond Economical Repair

Indefinite Delivery Contract FA8519-16-D-0003

     SHIP TO / PLACE OF PERFORMANCE

TYPE/CODE: A TBD
     TO BE DETERMINED

MARK FOR: (See Individual Line Item)
REQUISITION NUMBER: (See Individual Line Item)
REQUISITION PRIORITY: (See Individual Line Item)
AWARD NUMBER: FA8519-16-D-0003
BASIC CONTRACT NUMBER: FA851916D0003

Indefinite Delivery Contract FA8519-16-D-0003

CONTRACT CLAUSES

252.203 7000	REQUIREMENTS RELATING TO COMPENSATION OF FORMER DOD OFFICIALS (SEP 2011)
(IAW DFARS 203.171 4(a), DFARS 212.301(f)(ii))

252.203-7003	AGENCY OFFICE OF THE INSPECTOR GENERAL (DEC 2012)
(IAW DFARS 203.1004(a), DFARS 212.301(f)(iii))

252.205-7000	PROVISION OF INFORMATION TO COOPERATIVE AGREEMENT HOLDERS
(DEC 1991)
(IAW DFARS 205.470, DFARS 212.301(f)(x))

252.211-7003	ITEM UNIQUE IDENTIFICATION AND VALUATION (MAR 2016)
(IAW DFARS 211.274-6(a)(1), DFARS 212.301(f)(xii))
(a) Definitions. As used in this clause—

“DoD recognized unique identification equivalent” means a unique identification method that is in commercial use and has been recognized by DoD. All DoD recognized unique identification equivalents are listed at
http://www.acq.osd.mil/dpap/pdi/uid/iuid/equivalents.html .
“Unique item identifier type” means a designator to indicate which method of uniquely identifying a part has been used. The current list of accepted unique item identifier types is maintained at
http://www.acq.osd.mil/dpap/pdi/uid/uii_types.html .

(c) Unique item identifier.
(1) The Contractor shall provide a unique item identifier for the following:
(i) Delivered items for which the Government’s unit acquisition cost is $5,000 or more, except for the following line items:

Contract Line, Subline, or	Item Description
Exhibit Line Item Number
See Schedule as Applicable

(ii) Items for which the Government’s unit acquisition cost is less than $5,000 that are identified in the Schedule or the following table:

Contract Line, Subline, or	Item Description
Exhibit Line Item Number
*Items less than $5000, which require UID, will be specifically	See Schedule as Applicable
identified in the schedule.

(iii) Subassemblies, components, and parts embedded within delivered items, items with warranty requirements, DoD serially managed reparables and DoD serially managed nonreparables as specified in Attachment Number ( or See Schedule as Applicable).
(iv) Any item of special tooling or special test equipment as defined in FAR 2.101 that have been designated for preservation and storage for a Major Defense Acquisition Program as specified in
Attachment Number ( or See Schedule as Applicable).
(v) Any item not included in paragraphs (c)(1)(i), (ii), (iii), or (iv) of this clause for which the contractor creates and marks a unique item identifier for traceability.

(f) The Contractor shall submit the information required by paragraphs (d) and (e) of this clause as follows:
(1) End items shall be reported using the receiving report capability in Wide Area WorkFlow (WAWF) in accordance with the clause at 252.232-7003. If WAWF is not required by this contract, and the contractor is not using WAWF, follow the procedures at http://dodprocurementtoolbox.com/site/uidregistry/ .
(2) Embedded items shall be reported by one of the following methods—
(i) Use of the embedded items capability in WAWF;
(ii) Direct data submission to the IUID Registry following the procedures and formats at
http://dodprocurementtoolbox.com/site/uidregistry/; or

Indefinite Delivery Contract FA8519-16-D-0003

(iii) Via WAWF as a deliverable attachment for exhibit line item number , Unique Item
Identifier Report for Embedded Items, Contract Data Requirements List, DD Form 1423.

52.212-5	CONTRACT TERMS AND CONDITIONS REQUIRED TO IMPLEMENT STATUTES OR EXECUTIVE ORDERS--COMMERCIAL ITEMS (JUN 2016)

(IAW FAR 12.301(b)(4))
(a) The Contractor shall comply with the following Federal Acquisition Regulation (FAR) clauses, which are incorporated in this contract by reference, to implement provisions of law or Executive orders applicable to acquisitions of commercial items:
(1) 52.209-10, Prohibition on Contracting with Inverted Domestic Corporations (Nov 2015).
(2) 52.233-3, Protest After Award (Aug 1996)(31 U.S.C 3553).
(3) 52.233-4, Applicable Law for Breach of Contract Claim (Oct 2004)(Public Laws 108-77 and 108-78 (19
U.S.C. 3805 note)).

(b) The Contractor shall comply with the FAR clauses in this paragraph (b) that the Contracting Officer has indicated
as being incorporated in this contract by reference to implement provisions of law or Executive orders applicable to acquisitions of commercial items:

[Contracting Officer check as appropriate.]
X	(1)	52.203-6, Restrictions on Subcontractor Sales to the Government (Sep 2006),
with Alternate I (Oct 1995)(41 U.S.C. 4704 and 10 U.S.C. 2402).
X	(2)	52.203-13, Contractor Code of Business Ethics and Conduct (Oct 2015) (41
U.S.C. 3509).
	(3)	52.203-15, Whistleblower Protections Under the American Recovery and
Reinvestment Act of 2009 (Jun 2010) (Section 1553 of Pub. L. 111-5).
(Applies to contracts funded by the American Recovery and
Reinvestment Act of 2009.)
X	(4)	52.204-10, Reporting Executive Compensation and First-Tier Subcontract
Awards (Oct 2015) (Pub. L. 109-282) (31 U.S.C. 6101 note).
	(5)	[Reserved].
	(6)	52.204-14, Service Contract Reporting Requirements (Jan 2014) (Pub. L.
111-117, section 743 of Div. C).
	(7)	52.204-15, Service Contract Reporting Requirements for Indefinite-Delivery
Contracts (Jan 2014) (Pub. L. 111-117, section 743 of Div. C).
X	(8)	52.209-6, Protecting the Government’s Interest When Subcontracting with
Contractors Debarred, Suspended, or Proposed for Debarment (Oct
2015) (31 U.S.C. 6101 note).
X	(9)	52.209-9, Updates of Publicly Available Information Regarding Responsibility
Matters (Jul 2013) (41 U.S.C. 2313).
	(10)	[Reserved]
_	(11)	(i) 52.219-3, Notice of HUBZone Set-Aside or Sole-Source Award (Nov 2011)(15
U.S.C. 657a).
	(11)	(ii) Alternate I (Nov 2011) of 52.219-3.
	(12)	52.219-4, Notice of Price Evaluation Preference for HUBZone Small Business
Concerns (Oct 2014) (if the offeror elects to waive the preference, it shall so indicate in its offer)(15 U.S.C. 657a).
	(12)	(ii) Alternate I (Jan 2011) of 52.219-4.
	(13)	[Reserved]
	(14)	(i) 52.219-6, Notice of Total Small Business Set-Aside (Nov 2011)(15 U.S.C.
644).
	(14)	(ii) Alternate I (Nov 2011).
	(14)	(iii) Alternate II (Nov 2011).
	(15)	(i) 52.219-7, Notice of Partial Small Business Set-Aside (June 2003)(15 U.S.C.
644).
	(15)	(ii) Alternate I (Oct 1995) of 52.219-7.
	(15)	(iii) Alternate II (Mar 2004) of 52.219-7.

		Indefinite Delivery Contract FA8519-16-D-0003

X	(16)	52.219-8, Utilization of Small Business Concerns (Oct 2014) (15 U.S.C.
		637(d)(2) and (3)).
	(17)	(i) 52.219-9, Small Business Subcontracting Plan (Oct 2015)(15 U.S.C.
		637(d)(4)). (In accordance with DDP Memo dated 9 Sep 2013, DAR
		Tracking Number 2013-O0014, Class Deviation—Summary Subcontract
		Report Submission, this clause is replaced with DFARS Deviation dated
		Aug 2013. Effective until incorporated into the FAR or DFARS or until
		rescinded.)
	(17)	(ii) Alternate I (Oct 2001) of 52.219-9.
	(17)	(iii) Alternate II (Oct 2001) of 52.219-9.
	(17)	(iv) Alternate III (Oct 2015) of 52.219-9.
	(18)	52.219-13, Notice of Set-Aside of Orders (Nov 2011) (15 U.S.C. 644(r)).
	(19)	52.219-14, Limitations on Subcontracting (Nov 2011)(15 U.S.C. 637(a)(14)).
X	(20)	52.219-16, Liquidated Damages—Subcontracting Plan (Jan 1999) (15 U.S.C.
		637(d)(4)(F)(i)).
	(21)	52.219-27, Notice of Service-Disabled Veteran-Owned Small Business Set-Aside
(Nov 2011)(15 U.S.C. 657 f).
X	(22)	52.219-28, Post Award Small Business Program Rerepresentation (Jul 2013) (15
		U.S.C. 632(a)(2)).
	(23)	52.219-29, Notice of Set-Aside for, or sole Source Award to, Economically
		Disadvantaged Women-Owned Small Business Concerns (Dec 2015)
		(15 U.S.C. 637(m)).
	(24)	52.219-30, Notice of Set-Aside for, or Sole source Award to, Women-Owned
		Small Business Concerns Eligible Under the Women Owned Small
		Business Program (Dec 2015) (15 U.S.C. 637(m)).
X	(25)	52.222-3, Convict Labor (June 2003)(E.O. 11755).
	(26)	52.222-19, Child Labor—Cooperation with Authorities and Remedies (Feb
		2016)(E.O. 13126).
X	(27)	52.222-21, Prohibition of Segregated Facilities (Apr 2015).
X	(28)	52.222-26, Equal Opportunity (Apr 2015)(E.O. 11246).
X	(29)	52.222-35, Equal Opportunity for Veterans (Oct 2015)(38 U.S.C. 4212).
X	(30)	52.222-36, Equal Opportunity For Workers with Disabilities (Jul 2014)(29 U.S.C.
		793).
X	(31)	52.222-37, Employment Reports on Veterans (Feb 2016)(38 U.S.C. 4212).
X	(32)	52.222-40, Notification of Employee Rights Under the National Labor Relations
Act (Dec 2010) (E.O. 13496).
X	(33)	(i) 52.222-50, Combating Trafficking in Persons (Mar 2015) (22 U.S.C. chapter
		78 and E.O. 13627).
	(33)	(ii) Alternate I (Mar 2015) of 52.222-50 (22 U.S.C. chapter 78 and E.O. 13627).
	(34)	52.222-54, Employment Eligibility Verification (Oct 2015) (E. O. 12989). (Not
		applicable to the acquisition of commercially available off-the-shelf items
		or certain other types of commercial items as prescribed in 22.1803.)
_	(35)	(i) 52.223-9, Estimate of Percentage of Recovered Material Content for
		EPA-Designated Items (May 2008)(42 U.S.C. 6962(c)(3)(A)(ii)). (Not
		applicable to the acquisition of commercially available off-the-shelf
		items.)
_	(35)	(ii) Alternate I (May 2008) of 52.223-9 (42 U.S.C. 6962(i)(2)(C)). (Not applicable
		to the acquisition of commercially available off-the-shelf items.)
	(36)	52.223-11, Ozone-Depleting Substances and High Global Warming Potential
		Hydrofluorocarbons (June 2016) (E.O. 13693)
	(37)	52.223-12, Maintenance, Service, Repair, or Disposal of Refrigeration
		Equipment and Air Conditioners (June 2016) (E.O. 13693)
_	(38)	(i) 52.223-13, Acquisition of EPEAT®-Registered Imaging Equipment (Oct 2015)
		(E.O.s 13423 and 13514).

		Indefinite Delivery Contract FA8519-16-D-0003

_	(38)	(ii) Alternate I (Oct 2015) of 52.223-13.
_	(39)	(i) 52.223-14, Acquisition of EPEAT®-Registered Televisions (Jun 2014) (E.O.s
		13423 and 13514).
_	(39)	(ii) Alternate I (Jun 2014) of 52.223-14.
	(40)	52.223-15, Energy Efficiency in Energy-Consuming Products (Dec 2007)
		(42.U.S.C. 8259b).
	(41)	(i) 52.223-16, Acquisition of EPEAT®-Registered Personal Computer Products
		(Oct 2015) (E.O.s 13423 and 13514).
_	(41)	(ii) Alternate I (Jun 2014) of 52.223-16.
X	(42)	52.223-18, Encouraging Contractor Policies to Ban Text Messaging While
		Driving (Aug 2011)(E.O. 13513).
	(43)	52.223-20, Aerosols (June 2016) (E.O. 13693)
	(44)	52.223-21, Foams (June 2016) (E.O. 13693)
	(45)	52.225-1, Buy American--Supplies (May 2014)(41 U.S.C. chapter 83).
	(46)	(i) 52.225-3, Buy American--Free Trade Agreements--Israeli Trade Act (May
		2014) (41 U.S.C. chapter 83, 19 U.S.C. 3301 note, 19 U.S.C. 2112
		note, 19 U.S.C. 3805 note, 19 U.S.C. 4001 note, Pub. L. 103-182,
		108-77, 108-78, 108-286, 108-302, 109-53, 109-169, 109-283, 110-138,
112-41, 112-42, and 112-43).
_	(46)	(ii) Alternate I (May 2014) of 52.225-3.
_	(46)	(iii) Alternate II (May 2014) of 52.225-3.
_	(46)	(iv) Alternate III (May 2014) of 52.225-3.
	(47)	52.225-5, Trade Agreements (Feb 2016) (19 U.S.C. 2501, et seq., 19 U.S.C.
		3301 note).
X	(48)	52.225-13, Restriction on Certain Foreign Purchases (Jun 2008)(E.O.s,
		proclamations, and statutes administered by the Office of Foreign
		Assets Control of the Department of Treasury).
	(49)	52.225-26, Contractors Performing Private Security Functions Outside the United
		States (Jul 2013) (Section 862, as amended, of the National Defense
		Authorization Act for Fiscal Year 2008; 10 U.S.C. 2302 Note).
	(50)	52.226-4, Notice of Disaster or Emergency Area Set-Aside (Nov 2007)(42 U.S.C.
		5150).
	(51)	52.226-5, Restrictions on Subcontracting Outside Disaster or Emergency Area
(Nov 2007)(42 U.S.C. 5150).
	(52)	52.232-29, Terms for financing of Purchases of Commercial Items (Feb 2002)(41
		U.S.C. 4505), 10 U.S.C. 2307(f)).
	(53)	52.232-30, Installment Payments for Commercial Items (Oct 1995)(41 U.S.C.
4505, 10 U.S.C. 2307(f)).
X	(54)	52.232-33, Payment by Electronic Funds Transfer—System for Award
		Management (Jul 2013)(31.U.S.C. 3332).
	(55)	52.232-34, Payment by Electronic Funds Transfer—Other than System for
		Award Management (Jul 2013)(31.U.S.C. 3332).
	(56)	52.232-36, Payment by Third Party (May 2014) (31 U.S.C. 3332).
	(57)	52.239-1, Privacy or Security Safeguards (Aug 1996)(5 U.S.C. 552a).
	(58)	(i) 52.247-64, Preference for Privately Owned U.S.-Flag Commercial Vessels
		(Feb 2006) (46 U.S.C. Appx. 1241(b) and 10 U.S.C. 2631).
_	(58)	(ii) Alternate I (Apr 2003) of 52.247-64.

(c) The Contractor shall comply with the FAR clauses in this paragraph (c), applicable to commercial services, that the Contracting Officer has indicated as being incorporated in this contract by reference to implement provisions of law or Executive orders applicable to acquisitions of commercial items:

[Contracting Officer check as appropriate.]
	(1)	52.222-17, Nondisplacement of Qualified Workers (May 2014) (E.O. 13495).
X	(2)	52.222-41, Service Contract Labor Standards (May 2014) (41 U.S.C. chapter 67).

Indefinite Delivery Contract FA8519-16-D-0003

X	(3)	52.222-42, Statement of Equivalent Rates for Federal Hires (May 2014) (29
U.S.C. 206 and 41 U.S.C. chapter 67).
X	(4)	52.222-43, Fair Labor Standards Act and Service Contract Labor
Standards--Price Adjustment (Multiple Year and Option Contracts) (May
2014)(29 U.S.C. 206 and 41 U.S.C. chapter 67).
(5)	52.222-44, Fair Labor Standards Act and Service Contract Labor Standards -
Price Adjustment (May 2014) (29 U.S.C. 206 and 41 U.S.C. chapter 67).
(6)	52.222-51, Exemption from Application of the Service Contract Labor Standards to Contracts for Maintenance, Calibration, or Repair of Certain
Equipment—Requirements (May 2014) (41 U.S.C. chapter 67).
(7)	52.222-53, Exemption from Application of the Service Contract Labor Standards to Contracts for Certain Services—Requirements (May 2014)(41
U.S.C. chapter 67).
X	(8)	52.222-55, Minimum Wages Under Executive Order 13658 (Dec 2015).
(9)	52.226-6, Promoting Excess Food Donation to Nonprofit Organizations. (May
2014) (42 U.S.C. 1792).
(10)	52.237-11, Accepting and Dispensing of $1 Coin (Sep 2008) (31 U.S.C.
5112(p)(1)).

(d) Comptroller General Examination of Record. The Contractor shall comply with the provisions of this paragraph (d)
if this contract was awarded using other than sealed bid, is in excess of the simplified acquisition threshold, and does not contain the clause at 52.215-2, Audit and Records--Negotiation.
(1) The Comptroller General of the United States, or an authorized representative of the Comptroller
General, shall have access to and right to examine any of the Contractor's directly pertinent records involving transactions related to this contract.
(2) The Contractor shall make available at its offices at all reasonable times the records, materials, and other evidence for examination, audit, or reproduction, until 3 years after final payment under this contract or for any shorter period specified in FAR Subpart 4.7, Contractor Records Retention, of the other clauses of this contract. If this contract is completely or partially terminated, the records relating to the work terminated shall be made available for 3 years after any resulting final termination settlement. Records relating to appeals under the disputes clause or to litigation or the settlement of claims arising under or relating to this contract shall be made available until such appeals, litigation, or claims are finally resolved.
(3) As used in this clause, records include books, documents, accounting procedures and practices, and other data, regardless of type and regardless of form. This does not require the Contractor to create or maintain any record that the Contractor does not maintain in the ordinary course of business or pursuant to a provision of law.

(e)(1) Notwithstanding the requirements of the clauses in paragraphs (a), (b), (c) and (d) of this clause, the Contractor is not required to flow down any FAR clause, other than those in paragraphs (e)(1) of this paragraph in a subcontract for commercial items. Unless otherwise indicated below, the extent of the flow down shall be as required by the clause—
(i) 52.203-13, Contractor Code of Business Ethics and Conduct (Oct 2015) (41 U.S.C. 3509).
(ii) 52.219-8, Utilization of Small Business Concerns (Oct 2014) (15 U.S.C. 637(d)(2) and (3)), in all
subcontracts that offer further subcontracting opportunities. If the subcontract (except subcontracts to small business concerns) exceeds $700,000 ($1.5 million for construction of any public facility), the subcontractor must include 52.219-8 in lower tier subcontracts that offer subcontracting opportunities.
(iii) 52.222-17, Nondisplacement of Qualified Workers (May 2014) (E.O. 13495). Flow Down
required in accordance with paragraph (l) of FAR clause 52.222-17.
(iv) 52.222-21, Prohibition of Segregated Facilities (Apr 2015).
(v) 52.222-26, Equal Opportunity (Apr 2015) (E.O. 11246).
(vi) 52.222-35, Equal Opportunity for Veterans (Oct 2015) (38 U.S.C. 4212).
(vii) 52.222-36, Equal Opportunity for Workers with Disabilities (Jul 2014) (29 U.S.C. 793).
(viii) 52.222-37, Employment Reports on Veterans (Feb 2016) (38 U.S.C. 4212).
(ix) 52.222-40, Notification of Employee Rights Under the National Labor Relations Act (Dec 2010)
(E.O. 13496). Flow down required in accordance with paragraph (f) of FAR clause 52.222-40.
(x) 52.222-41, Service Contract Labor Standards (May 2014),(41 U.S.C. chapter 67).
(xi) X (A) 52.222-50, Combating Trafficking in Persons (Mar 2015) (22 U.S.C. chapter 78 and
E.O. 13627).
(B) Alternate I (Mar 2015) of 52.222-50 (22 U.S.C. chapter 78 and E.O. 13627).

Indefinite Delivery Contract FA8519-16-D-0003

(xii) 52.222-51, Exemption from Application of the Service Contract Labor Standards to Contracts for Maintenance, Calibration, or Repair of Certain Equipment—Requirements (May 2014)(41 U.S.C. 351, chapter 67.).

(xiii) 52.222-53, Exemption from Application of the Service Contract Labor Standards to Contracts for Certain Services—Requirements (May 2014) (41 U.S.C. 351, chapter 67).

(xiv) 52.222-54, Employment Eligibility Verification (Oct 2015) (E. O. 12989).

(xv) 52.222-55, Minimum Wages Under Executive Order 13658 (Dec 2015).

(xvi) 52.225-26, Contractors Performing Private Security Functions Outside the United States (Jul 2013) (Section 862, as amended, of the National Defense Authorization Act for Fiscal Year 2008; 10 U.S.C. 2302 Note).

(xvii) 52.226-6, Promoting Excess Food Donation to Nonprofit Organizations (May 2014) (42 U.S.C.

1792). Flow down required in accordance with paragraphs (e) of FAR clause 52.226-6.

(xviii) 52.247-64, Preference for Privately Owned U.S.-Flag Commercial Vessels (Feb 2006) (46 U.S.C. Appx 1241(b) and 10 U.S.C. 2631). Flow down required in accordance with paragraph (d) of FAR clause 52.247-64.

(2) While not required, the contractor may include in its subcontracts for commercial items a minimal number of additional clauses necessary to satisfy its contractual obligations.

252.225-7001	BUY AMERICAN AND BALANCE OF PAYMENTS PROGRAM--BASIC (NOV 2014) (IAW DFARS 225.1101(2))

252.225-7012	PREFERENCE FOR CERTAIN DOMESTIC COMMODITIES (FEB 2013) (IAW DFARS 225.7002-3(a), DFARS 212.301(f)(xxvii))

252.225-7021	TRADE AGREEMENTS--BASIC (OCT 2015) (IAW DFARS 225.1101(6))

252.226-7001	UTILIZATION OF INDIAN ORGANIZATIONS, INDIAN-OWNED ECONOMIC ENTERPRISES, AND NATIVE HAWAIIAN SMALL BUSINESS CONCERNS
(SEP 2004)
(IAW DFARS 226.104)

252.232-7003	ELECTRONIC SUBMISSION OF PAYMENT REQUESTS AND RECEIVING REPORTS
(JUN 2012)
(IAW DFARS 232.7004)

 (a) Definitions. As used in this clause—

(1) “Contract financing payment” and “invoice payment” have the meanings given in section 32.001 of the Federal Acquisition Regulation.

(2) “Electronic form” means any automated system that transmits information electronically from the initiating system to all affected systems. Facsimile, e-mail, and scanned documents are not acceptable electronic forms for submission of payment requests. However, scanned documents are acceptable when they are part of a submission of a payment request made using Wide Area WorkFlow (WAWF) or another electronic form authorized by the Contracting Officer.

(3) “Payment request” means any request for contract financing payment or invoice payment submitted by the Contractor under this contract.

(b) Except as provided in paragraph (c) of this clause, the Contractor shall submit payment requests and receiving reports using WAWF, in one of the following electronic formats that WAWF accepts: Electronic Data Interchange, Secure File Transfer Protocol, or World Wide Web input. Information regarding WAWF is available on the Internet at https://wawf.eb.mil/ .

(c) The Contractor may submit a payment request and receiving report using other than WAWF only when—

(1) The Contracting Officer authorizes use of another electronic form. With such an authorization, the Contractor and the Contracting Officer shall agree to a plan, which shall include a timeline, specifying when the Contractor will transfer to WAWF;

(2) DoD is unable to receive a payment request or provide acceptance in electronic form;

(3) The Contracting Officer administering the contract for payment has determined, in writing, that electronic submission would be unduly burdensome to the Contractor. In such cases, the Contractor shall include a copy of the Contracting Officer’s determination with each request for payment; or

(4) DoD makes a payment for commercial transportation services provided under a Government rate tender or a contract for transportation services using a DoD-approved electronic third party payment system or

Indefinite Delivery Contract FA8519-16-D-0003

other exempted vendor payment/invoicing system (e.g., PowerTrack, Transportation Financial Management
System, and Cargo and Billing System).

(d) The Contractor shall submit any non-electronic payment requests using the method or methods specified in
Section G of the contract.

(e) In addition to the requirements of this clause, the Contractor shall meet the requirements of the appropriate payment clauses in this contract when submitting payment requests.

252.232-7009	MANDATORY PAYMENT BY GOVERNMENTWIDE COMMERCIAL PURCHASE CARD
(DEC 2006)
(IAW DFARS 232.1110)

252.232-7010	LEVIES ON CONTRACT PAYMENTS (DEC 2006)
(IAW DFARS 232.7102)

252.237-7010	PROHIBITION ON INTERROGATION OF DETAINEES BY CONTRACTOR
PERSONNEL (JUN 2013)
(IAW DFARS 237.173-5)

252.243-7002	REQUESTS FOR EQUITABLE ADJUSTMENT (DEC 2012)
(IAW DFARS 243.205-71)

252.244-7000	SUBCONTRACTS FOR COMMERCIAL ITEMS (JUN 2013)
(IAW DFARS 244.403)

252.247-7023	TRANSPORTATION OF SUPPLIES BY SEA--BASIC (APR 2014)
(IAW DFARS 247.574(b))

Indefinite Delivery Contract FA8519-16-D-0003

ADDENDUM TO CLAUSE 52.212-4

252.201-7000		CONTRACTING OFFICER'S REPRESENTATIVE (DEC 1991)
(IAW DFARS 201.602-70)
(Applicable to all orders issued hereunder)

5352.201-9101		OMBUDSMAN (JUN 2016)
(IAW AFFARS 5301.9103)
(c) If resolution cannot be made by the contracting officer, the interested party may contact the ombudsman, Kim
McDonald at 478	222 -1088	, FAX 478 222 -1121 , email kimberly.mcdonald@us.af.mil . Concerns, issues, disagreements, and recommendations that cannot be resolved at the Center/MAJCOM/DRU/SMC ombudsman level, may be brought by the interested party for further consideration to the Air Force ombudsman,
Associate Deputy Assistant Secretary (ADAS) (Contracting), SAF/AQC, 1060 Air Force Pentagon, Washington DC
20330-1060, phone number (571) 256-2395, facsimile number (571) 256-2431.

(Applicable to all solicitations and contracts)

52.203-3		GRATUITIES (APR 1984)
(IAW FAR 3.202)

252.203-7002		REQUIREMENT TO INFORM EMPLOYEES OF WHISTLEBLOWER RIGHTS
(SEP 2013)
(IAW DFARS 203.970)
(Applicable to all solicitations and contracts)

(Applicable to solicitations and contracts when FAR 52.203-13 is included)

252.203-7997		PROHIBITION ON CONTRACTING WITH ENTITIES THAT REQUIRE CERTAIN
INTERNAL CONFIDENTIALITY AGREEMENTS (DEVIATION 2016-O0003)
(OCT 2015)
(IAW DARS Tracking # 2016-O0003)
(a) The Contractor shall not require employees or subcontractors seeking to report fraud, waste, or abuse to sign or comply with internal confidentiality agreements or statements prohibiting or otherwise restricting such employees or contactors from lawfully reporting such waste, fraud, or abuse to a designated investigative or law enforcement representative of a Federal department or agency authorized to receive such information.

(b) The Contractor shall notify employees that the prohibitions and restrictions of any internal confidentiality agreements covered by this clause are no longer in effect.

(c) The prohibition in paragraph (a) of this clause does not contravene requirements applicable to Standard Form
312, Form 4414, or any other form issued by a Federal department or agency governing the nondisclosure of classified information.

(d) (1) Use of funds appropriated (or otherwise made available) by the Continuing Appropriations Act, 2016 (Pub. L.
114-53) or any other FY 2016 appropriations act that extends to FY 2016 funds the same prohibitions as contained in sections 743 of division E, title VII, of the Consolidated and Further Continuing Appropriations Act, 2015 (Pub. L.
113-235) may be prohibited, if the Government determines that the Contractor is not in compliance with the provisions of this clause.
(2) The Government may seek any available remedies in the event the Contractor fails to perform in accordance with the terms and conditions of the contract as a result of Government action under this clause.

(Applicable to solicitations and contracts, including commercial under FAR part 12, that will use FY 2016 appropriations)

52.204-18		COMMERCIAL AND GOVERNMENT ENTITY CODE MAINTENANCE (JUL 2015)
(IAW FAR 4.1804(c), FAR 12.301(d))
(Applicable when there is a requirement to be registered in SAM or to have a DUNS Number)

Indefinite Delivery Contract FA8519-16-D-0003

52.204-19	INCORPORATION BY REFERENCE OF REPRESENTATIONS AND CERTIFICATIONS
(DEC 2014)
(IAW FAR 4.1202(b))
(Applicable to all solicitations and contracts)

252.204-7002	PAYMENT FOR SUBLINE ITEMS NOT SEPARATELY PRICED (DEC 1991)
(IAW DFARS 204.7104-1(b)(3)(iv))
(Applicable to all not separately priced subline items)

252.204-7006	BILLING INSTRUCTIONS (OCT 2005)
(IAW DFARS 204.7109)
(Applicable when any of the instructions at PGI 204.7108(d)(1) through (6) apply or other instructions that require contractor identification of the contract line item(s) on the payment request)

252.204-7012	SAFEGUARDING COVERED DEFENSE INFORMATION AND CYBER INCIDENT
REPORTING (DEC 2015)
(IAW DFARS 204.7304(c))
(Applicable to all solicitations and contracts, including commercial)

252.204-7015	NOTICE OF AUTHORIZED DISCLOSURE OF INFORMATION FOR LITIGATION
SUPPORT (MAY 2016)
(IAW DFARS 204.7403(c), DFARS 212.301(f)(ix))
(Applicable to solicitations and contracts that involve litigation support services when 252.204-7014 is not included)

252.209-7004	SUBCONTRACTING WITH FIRMS THAT ARE OWNED OR CONTROLLED BY THE
GOVERNMENT OF A COUNTRY THAT IS A STATE SPONSOR OF TERRORISM
(OCT 2015)
(IAW DFARS 209.409)

52.211-8	TIME OF DELIVERY (JUN 1997)
(IAW FAR 11.404(a)(2))
DELIVERY FOR EACH ITEM IS ANNOTATED IN THE SCHEDULE (PART I SECTION B) UNDER EACH LINE
ITEM.

(Applicable when the Government desires delivery by a certain time but requires delivery by a specified later time, and the delivery schedule is to be based on the date of the contract)

(Applicable when delivery of one or more “items” as defined at 252.211-7003(c) is required)

252.211-7007	REPORTING OF GOVERNMENT-FURNISHED PROPERTY (AUG 2012)
(IAW DFARS 211.274-6(b), DFARS 212.301(f)(iv))

52.212-4	CONTRACT TERMS AND CONDITIONS--COMMERCIAL ITEMS (MAY 2015)
(IAW FAR 12.301(b)(3))
(Applicable to all commercial items)

52.216-19	ORDER LIMITATIONS (OCT 1995)
(IAW FAR 16.506(b))

(c) If this is a requirements contract (i.e., includes the Requirements clause at subsection 52.216-21 of the Federal
Acquisition Regulation (FAR)), the Government is not required to order a part of any one requirement from the
Contractor if that requirement exceeds the maximum-order limitations in paragraph (b) of this section.

Indefinite Delivery Contract FA8519-16-D-0003

(d) Notwithstanding paragraphs (b) and (c) of this section, the Contractor shall honor any order exceeding the maximum order limitations in paragraph (b), unless that order (or orders) is returned to the ordering office within 5 days after issuance, with written notice stating the Contractor's intent not to ship the item (or items) called for and the reasons. Upon receiving this notice, the Government may acquire the supplies or services from another source.

(The above Clause/Provision has been modified.)

(Applicable to all orders issued hereunder)

52.216-21	REQUIREMENTS (OCT 1995)
(IAW FAR 16.506(d)(1))
(f) the Contractor shall not be required to make any deliveries under this contract after

252.216-7006	ORDERING (MAY 2011)
(IAW DFARS 216.506(a))
(a) Any supplies and services to be furnished under this contract shall be ordered by issuance of delivery orders or task orders by the individuals or activities designated in the contract schedule. Such orders may be issued from .

(Applicable to solicitations and contracts when a definite-quantity contract, a requirements contract, or an indefinite-quantity contract is contemplated)

52.217-9	OPTION TO EXTEND THE TERM OF THE CONTRACT (MAR 2000)
(IAW FAR 17.208(g))
(a) The Government may extend the term of this contract by written notice to the Contractor within the timeframe specified in the Schedule; provided that the Government gives the Contractor a preliminary written notice of its intent to extend at least 30 days before the contract expires. The preliminary notice does not commit the Government to an extension.

(b) If the Government exercises this option, the extended contract shall be considered to include this option clause.

(c) The total duration of this contract, including the exercise of any options under this clause, shall not exceed 5 years.

(The above Clause/Provision has been modified.)

(Applicable when the Government gives the contractor a preliminary written notice of its intent to extend the contract, or an extension of the contract includes an extension of the option, or a there is a specified limitation on the total duration of the contract)

52.222-1	NOTICE TO THE GOVERNMENT OF LABOR DISPUTES (FEB 1997)
(IAW FAR 22.103-5(a), AFFARS 5322.101-1)
(IAW FAR 22.101-1(e), Applicable when the head of the contracting activity designates programs or requirements for which it is necessary that contractors be required to notify the Government of actual or potential labor disputes that are delaying or threaten to delay the timely contract performance (see 22.103-5(a)).

THE FOLLOWING IS FILL-IN DATA FOR CLAUSE 52.212-5 PARA (c)(2):

52.222-42	STATEMENT OF EQUIVALENT RATES FOR FEDERAL HIRES (MAY 2014)

This Statement is for Information Only:
It is not a Wage Determination

Employee Class	Monetary Wage	Fringe Benefits
Administration Clerk	17.31	28.72%
Electronics Mechanic	26.38	28.72%
Electronics Mechanic (QA)	27.38	27.38%
Supply Clerk	17.31	28.72%

Indefinite Delivery Contract FA8519-16-D-0003

52.223-11	OZONE-DEPLETING SUBSTANCES AND HIGH GLOBAL WARMING POTENTIAL
HYDROFLUOROCARBONS (JUN 2016)
(IAW FAR 23.804(a))
(b) The Contractor shall label products which contain or are manufactured with ozone-depleting substances in the manner and to the extent required by 42 U.S.C. 7671j(b), (c), (d), and (e) and 40 CFR Part 82, Subpart E, as follows:

WARNING

Contains (or manufactured with, if applicable) *, a substance(s) which harm(s)
public health and environment by destroying ozone in the upper atmosphere.

*	The Contractor shall insert the name of the substance(s).

(Applicable to all orders issued hereunder)

(Applicable to solicitations and contracts not delivered or performed outside the U.S. or it’s outlying areas, for products that may contain high global warming potential hydrofluorocarbons or involve maintenance or repair of electronic or mechanical devices)

(Applicable to solicitations and contracts not outside the U.S. or its outlying areas, for hydrofluorocarbon containing foam or construction)

(Applicable to solicitations and contracts for supplies, maintenance and repair services, or construction)

5352.223-9000	ELIMINATION OF USE OF CLASS I OZONE DEPLETING SUBSTANCES (ODSs)
(NOV 2012)
(IAW AFFARS 5323.804-90)
(Applicable to all orders issued hereunder)

252.225-7002	QUALIFYING COUNTRY SOURCES AS SUBCONTRACTORS (DEC 2012)
(IAW DFARS 225.1101(3))
(Applicable if one of the following clauses are included: DFARS 252.225-7001, 252.225-7021 or 252.225-7036)

252.225-7048	EXPORT-CONTROLLED ITEMS (JUN 2013)
(IAW DFARS 225.7901-4)
(Applicable to all solicitations and contracts)

52.229-4	FEDERAL, STATE, AND LOCAL TAXES (STATE AND LOCAL ADJUSTMENTS)
(FEB 2013)
(IAW FAR 29.401-3(b))
(Applicable when the simplified acquisition threshold is exceeded and fixed-price noncompetitive, and performed wholly or partly within the United States, its possessions or territories, Puerto Rico or the Northern Mariana Islands)

52.232-39	UNENFORCEABILITY OF UNAUTHORIZED OBLIGATIONS (JUN 2013)
(IAW FAR 32.706-3)
(Applicable to all solicitations and contracts)

52.232-40	PROVIDING ACCELERATED PAYMENTS TO SMALL BUSINESS
SUBCONTRACTORS (DEC 2013)
(IAW FAR 32.009-2)
(Applicable to all solicitations and contracts)

Indefinite Delivery Contract FA8519-16-D-0003

252.232-7006	WIDE AREA WORKFLOW PAYMENT INSTRUCTIONS (MAY 2013)
(IAW DFARS 232.7004(b), PGI 232.7004(b)(1), DFARS 212.301(f)(liii))
(a) Definitions. As used in this clause—
“Department of Defense Activity Address Code (DoDAAC)” is a six position code that uniquely identifies a unit, activity, or organization.
“Document type” means the type of payment request or receiving report available for creation in Wide Area WorkFlow
(WAWF).
“Local processing office (LPO)” is the office responsible for payment certification when payment certification is done external to the entitlement system.

(b) Electronic invoicing. The WAWF system is the method to electronically process vendor payment requests and receiving reports, as authorized by DFARS 252.232-7003, Electronic Submission of Payment Requests and
Receiving Reports.

(c) WAWF access. To access WAWF, the Contractor shall—
(1) Have a designated electronic business point of contact in the System for Award Management at
https://www.acquisition.gov ; and
(2) Be registered to use WAWF at https://wawf.eb.mil/ following the step-by-step procedures for self-registration available at this web site.

(d) WAWF training. The Contractor should follow the training instructions of the WAWF Web-Based Training Course and use the Practice Training Site before submitting payment requests through WAWF. Both can be accessed by selecting the “Web Based Training” link on the WAWF home page at https://wawf.eb.mil/ .

(e) WAWF methods of document submission. Document submissions may be via web entry, Electronic Data
Interchange, or File Transfer Protocol.

(f) WAWF payment instructions. The Contractor must use the following information when submitting payment requests and receiving reports in WAWF for this contract/order:
(1) Document type. The Contractor shall use the following document type(s).
Combo
(Contracting Officer: Insert applicable document type(s).
Note: If a “Combo” document type is identified but not supportable by the Contractor’s business systems, an
“Invoice” (stand-alone) and “Receiving Report” (stand-alone) document type may be used instead.)
(2) Inspection/acceptance location. The Contractor shall select the following inspection/acceptance location(s) in WAWF, as specified by the contracting officer.

(Contracting Officer: Insert inspection and acceptance locations or “Not applicable.”)
(3) Document routing. The Contractor shall use the information in the Routing Data Table below only to fill in applicable fields in WAWF when creating payment requests and receiving reports in the system.

Routing Data Table*
Field Name in WAWF	Data to be entered in WAWF
Pay Official DoDAAC	HQ0337
Issue By DoDAAC	FA8519
Admin DoDAAC	S0701A
Inspect By DoDAAC
Ship To Code	To Be Cited on each Order
Ship From Code
Mark For Code
Service Approver (DoDAAC)
Service Acceptor (DoDAAC)
Accept at Other DoDAAC
LPO DoDAAC
DCAA Auditor DoDAAC
Other DoDAAC(s)
(*Contracting Officer: Insert applicable DoDAAC information or “See schedule” if multiple ship to/acceptance locations apply, or “Not applicable.”)
(4) Payment request and supporting documentation. The Contractor shall ensure a payment request includes appropriate contract line item and subline item descriptions of the work performed or supplies

Indefinite Delivery Contract FA8519-16-D-0003

delivered, unit price/cost per unit, fee (if applicable), and all relevant back-up documentation, as defined in
DFARS Appendix F, (e.g. timesheets) in support of each payment request.
(5) WAWF email notifications. The Contractor shall enter the e-mail address identified below in the “Send
Additional Email Notifications” field of WAWF once a document is submitted in the system.
Donna.pallini@us.af.mil
Barbara.bostic.1@us.af.mil
(Contracting Officer: Insert applicable email addresses or “Not applicable.”)

(g) WAWF point of contact.
(1) The Contractor may obtain clarification regarding invoicing in WAWF from the following contracting activity’s WAWF point of contact.
N/A
(Contracting Officer: Insert applicable information or “Not applicable.”)
(2) For technical WAWF help, contact the WAWF helpdesk at 866-618-5988.

(The above Clause/Provision has been modified.)

(Applicable when 252.232-7003 is used and neither 232.7003(b) nor (c) apply)

(Applicable at or below the micro-purchase threshold and Governmentwide commercial purchase card is required)

(Applicable to all solicitations and contracts over the micro-purchase threshold issued hereunder)

PAYMENT INSTRUCTIONS:
252.204 0001 Line Item Specific: Single Funding. (SEP 2009). If there is only one source of funding for the contract line item (i.e., one ACRN), The payment office will make payment using the ACRN funding of the line item being billed.

ACCOUNTING AND APPROPRIATION DATA (AUG 1998)

Accounting and Appropriation

ACR	Chargeable		Amount

TB	TO BE CITED ON EACH ORDER			$0.00

	ACRN TOTAL	$ 0.00

(Applicable to solicitations and contracts for the provision of services)

52.243-1	CHANGES--FIXED-PRICE (AUG 1987)
(IAW FAR 43.205(a)(1))

52.243-1	CHANGES--FIXED-PRICE -- ALTERNATE II (APR 1984)
(IAW FAR 43.205(a)(3))

Indefinite Delivery Contract FA8519-16-D-0003

(Applicable to solicitations and contracts for supplies or services other than commercial items that contain any of the clauses listed in the clause at 252.244-7000)

52.245-1	GOVERNMENT PROPERTY (APR 2012)
(IAW FAR 45.107(a), DFARS 237.7003(c), DFARS 245.107)

52.245-9	USE AND CHARGES (APR 2012)
(IAW FAR 45.107(c))

252.245-7001	TAGGING, LABELING, AND MARKING OF GOVERNMENT-FURNISHED PROPERTY
(APR 2012)
(IAW DFARS 245.107(2))

252.245-7002	REPORTING LOSS OF GOVERNMENT PROPERTY (APR 2012)
(IAW DFARS 245.107(3))

252.245-7003	CONTRACTOR PROPERTY MANAGEMENT SYSTEM ADMINISTRATION (APR 2012)
(IAW DFARS 245.107(4))

252.245-7004	REPORTING, REUTILIZATION, AND DISPOSAL (MAR 2015)
(IAW DFARS 245.107(5))

52.246-1	CONTRACTOR INSPECTION REQUIREMENTS (APR 1984)
(IAW FAR 46.301)

52.246-2	INSPECTION OF SUPPLIES--FIXED-PRICE (AUG 1996)
(IAW FAR 46.302)

52.246-4	INSPECTION OF SERVICES--FIXED-PRICE (AUG 1996)
(IAW FAR 46.304)
(Applicable for fixed-price services, or supplies furnishing services over the simplified acquisition threshold)

52.246-16	RESPONSIBILITY FOR SUPPLIES (APR 1984)
(IAW FAR 46.316)
(Applicable to the furnishing of supplies, services involving the furnishing of supplies, or research and development, when a fixed-price contract is contemplated and the contract amount is expected to exceed the simplified acquisition threshold)

252.246-7000	MATERIAL INSPECTION AND RECEIVING REPORT (MAR 2008)
(IAW DFARS 246.370)
(Applicable for deliverable supplies or hardware)

INSPECTION AND ACCEPTANCE (SEP 1999)
(IAW FAR 46.401(b), FAR 46.503)
(Applicable to all orders issued hereunder)

Government Contract Quality Assurance Inspection and Acceptance will be at (Final):
Item No(s): See schedule for items with the following code(s) listed below : Inspection Code and Address:

Government Contract Quality Assurance Inspection and Acceptance will be at destination(s) specified herein (Final).
Item No(s): 0018, 1018, 2018, 3018, 4018

		Indefinite Delivery Contract FA8519-16-D-0003

LIST OF DOCUMENTS, EXHIBITS OR ATTACHMENTS

Form Number	Description/File Name	Date	Number of Pages
DD1423	Contract Data Requirements	13MAY2015	8

	Performance Based Work Statement	06OCT2015	17

AFMC158	Packaging Requirements	28OCT2015	2

SGFP	SFFP_completed.pdf	15JUN2016	1
	Schedule Government Furnished Property
	WageDetermination_AlbanyCounty.pdf	23JUN2016	10
	DOL Wage Determination